UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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STR Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 1, 2014

Dear Stockholder:

        It is my pleasure to invite you to STR Holdings, Inc.'s 2014 annual meeting of stockholders to be held on Tuesday, May 13, 2014 at 2:00 p.m., Eastern Time at STR's Corporate Office located at 18 Craftsman Road, East Windsor, CT 06088. Additional details regarding admission to the meeting and the business to be conducted are described in the Notice of Annual Meeting of Stockholders and Proxy Statement following this letter.

        Consistent with last year, as part of our ongoing commitment to reduce costs and modernize the way we communicate with our stockholders, we have chosen to provide access to our Proxy Statement and Annual Report over the Internet instead of mailing paper copies to our stockholders. This method saves paper and reduces our printing and mailing costs. Additionally, we believe that this e-proxy process expedites your receipt of our proxy materials.

        As always, the board of directors feels that it is important to provide you with information about STR Holdings, Inc. in a way that is easy to understand. We encourage you to access and review all the information contained in the proxy materials before voting.

        Whether or not you plan to attend the meeting, your vote is very important to us. Prior to the meeting, you may vote your shares over the Internet, via a toll-free telephone number or by mail. Instructions on how to vote were contained in the notice, e-mail or proxy card you received. They can also be found in this proxy statement beginning on page 3.

        Thank you for supporting STR Holdings, Inc. We look forward to seeing you at our annual meeting.

                      Sincerely,

                      Dennis L. Jilot
                       Chairman

STR HOLDINGS, INC.
18 Craftsman Road
East Windsor, Connecticut 06088

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TIME	2:00 p.m., Eastern Time, Tuesday, May 13, 2014
PLACE	STR's Corporate Office 18 Craftsman Road East Windsor, CT 06088
ITEMS OF BUSINESS	(1) To elect six members of the board of directors, whose terms are described in the proxy statement.
(2) To conduct an advisory vote on executive compensation.
(3) To ratify the appointment of UHY LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2014.
(4) To transact such other business as may properly come before the meeting and any adjournment thereof.
RECORD DATE	You are entitled to vote only if you were a stockholder of STR Holdings, Inc. ("STR", the "Company", or "we") as of the close of business on March 19, 2014.
MEETING ADMISSION

You are entitled to attend the annual meeting only if you were an STR stockholder as of the close of business on the record date or hold a valid proxy for the annual meeting. If you are not a stockholder of record, but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement issued prior to the record date, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

The annual meeting will begin promptly at 2:00 p.m., Eastern Time. Check-in will begin at 1:30 p.m. at our Corporate Office, and you should allow ample time for the check-in process.
PROXY VOTING

It is important that your shares be represented and voted at the meeting. You may vote your shares by completing and returning the proxy card sent to you. Most stockholders may also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You may revoke a proxy at any time prior to its exercise at the meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the annual meeting.

Alan N. Forman Senior Vice President, General Counsel and Secretary

The Company's proxy materials for the 2014 annual meeting of stockholders and Form 10-K are available on the Investor Relations section of our website at www.strsolar.com.

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PROXY STATEMENT SUMMARY

        The following is a summary of certain key disclosures in our proxy statement. This is only a summary, and it may not contain all of the information that is important to you. For more complete information, please review this proxy statement as well as our 2013 Annual Report on Form 10-K.

Annual Meeting of Stockholders

Date and Time:	Tuesday, May 13, 2014 at 2:00 p.m. ET
Place:	STR's Corporate Office located at 18 Craftsman Road, East Windsor, CT 06088
Record Date:	March 19, 2014

Proposals to be Voted on and Board Voting Recommendations

Proposals	Recommendation
Election of directors	For each nominee
Advisory vote on executive compensation	For
Ratification of UHY LLP as independent auditors for the 2014 fiscal year	For

Director Nominees

        The following table provides summary information about each director nominee as of March 19, 2014. Each director stands for election annually:

Name	Age	Director Since	Primary Occupation	Independent
Dennis L. Jilot	66	1997	Chairman of the Board of Directors, STR Holdings, Inc.	No
Robert M. Chiste	66	2010	Principal of Sorfina Capital	Yes
John A. Janitz	71	2007	Chairman and Co-Founding Partner, Evergreen Capital Partners LLC	Yes
Andrew M. Leitch	70	2009	Former Senior Partner, Deloitte & Touche LLP	Yes
Bryant R. Riley	47	2014	Chairman of B. Riley & Co., LLC	Yes
Robert S. Yorgensen	50	2012	President and Chief Executive Officer, STR Holdings, Inc.	No

Advisory Vote On Executive Compensation

        STR has a "pay-for-performance" philosophy that forms the foundation of all decisions regarding compensation of STR's named executive officers. This compensation philosophy, and the program structure approved by the Compensation Committee, is central to STR's ability to attract, retain and motivate its management team. We are asking our stockholders to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with Securities and Exchange Commission ("SEC") rules. This is an advisory vote and is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.

Ratification of Auditors

        We are asking our stockholders to ratify the selection of UHY LLP as our independent registered public accounting firm for the fiscal year 2014.

        Set forth below is a summary of UHY LLP's fees for services provided in fiscal 2013:

2013
Audit Fees	$250,000
Audit-Related Fees	40,833
Tax Fees	23,965
All Other Fees	—

Total	$314,798

        During 2013, the tax fees include transfer pricing and consulting fees surrounding strategic transactions.

        Set forth below is a summary of PricewaterhouseCoopers LLP's fees for services provided in fiscal 2012:

2012
Audit Fees	$795,000
Audit Related Fees	1,000
Tax Fees	6,000
All Other Fees	—

Total	$802,000

        During 2012, the tax fees include China import duty, value-add and other tax assessment and ex-patriot services.

Executive Compensation Highlights

        Set forth below is the 2013 compensation for each Named Executive Officer as determined under SEC rules. See the notes accompanying the 2013 Summary Compensation Table beginning on page 34 for more information.

Name	Salary	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Robert S. Yorgensen	$475,000	$9,357	$22,973	$507,330
President and Chief Executive Officer
Barry A. Morris	$287,608	$5,545	$714,180	$1,007,333
Executive Vice President, Chief Operating Officer(1)
Alan N. Forman	$305,250	$3,663	$22,495	$331,408
Senior Vice President, General Counsel and Secretary
Joseph C. Radziewicz	$241,100	$10,660	$8,636	$260,396
Vice President, Chief Financial Officer and Chief Accounting Officer

(1)
Effective November 15, 2013, Mr. Morris's position was eliminated and his employment was terminated.

Important Dates for 2015 Annual Meeting of Stockholders

        Stockholder proposals submitted for inclusion in our 2015 proxy statement pursuant to SEC Rule 14a-8 must be received by us by December 2, 2014.

        Notice of stockholder proposals to be raised from the floor of the 2015 annual meeting of stockholders outside of SEC Rule 14a-8 must be received by February 12, 2015.

STR HOLDINGS, INC.
18 Craftsman Road
East Windsor, CT 06088

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

General Information

        Why am I receiving these materials?     We have made these materials available to you on the Internet in connection with STR's annual meeting of stockholders, which will take place on Tuesday, May 13, 2014. As a stockholder, you are invited to attend the annual meeting and vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under rules of the SEC and that is designed to assist you in voting your shares.

        What is included in the proxy materials?     The proxy materials include our proxy statement for the annual meeting of stockholders and our 2013 Annual Report. Included in the 2013 Annual Report is our Form 10-K for the fiscal year ended December 31, 2013.

        If you receive a paper copy of these materials by mail, the proxy materials also will include a proxy card or a voting instruction card for the annual meeting.

        What information is contained in this proxy statement?     The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and named executive officers, corporate governance and information about our board of directors, and certain other required information.

        Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?     Consistent with last year, due to our commitment to reducing our costs and to save paper, we are utilizing the SEC "e-proxy" rule that allows companies to deliver their proxy materials over the Internet. On April 3, 2014, we mailed a one page notice to our stockholders informing them that our proxy materials are available online. The notice contains instructions on how you may request a paper copy of our proxy materials by mail on an ongoing basis.

        Why didn't I receive a notice in the mail about the Internet availability of the proxy materials?     We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside the United States, with paper copies of the proxy materials instead of a notice about the Internet availability of the proxy materials.

        In addition, we are providing notice of the availability of proxy materials by e-mail to those stockholders who have previously elected the delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

        How do I access the proxy materials over the Internet?     Your notice about the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to:

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  View our proxy materials for the annual meeting on the Internet; and

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  Instruct us to send our future proxy materials to you electronically by e-mail.

        Our proxy materials are available on the Investor Relations section of our website at www.strsolar.com. Your notice of Internet availability of proxy materials, proxy card or voting instruction card will contain instructions on how you may request to access proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

        How may I obtain a paper copy of the proxy materials?     Stockholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials. Stockholders receiving a notice of the availability of the proxy materials by e-mail will find instructions in the e-mail regarding how to obtain a paper copy of the proxy materials. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

        I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?     We have adopted a procedure called "householding" which the SEC has approved. Under this procedure, we are delivering a single set of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will promptly deliver a separate set of proxy materials to any stockholder at a shared address to which we delivered a single set of any of these documents. To receive a separate set of these proxy materials, stockholders may write, e-mail or call us at the following address:

Investor Relations
STR Holdings, Inc.
18 Craftsman Road
East Windsor, CT 06088
E-mail: investorinfo@strsolar.com
(860) 763-7014 x7437

        Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

        What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?     You may receive more than one notice, more than one e-mail or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails).

        What items of business will be voted on at the annual meeting?     The items of business scheduled to be voted on at the annual meeting are:

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  The election of Dennis L. Jilot, Robert M. Chiste, John A. Janitz, Andrew M. Leitch, Bryant R. Riley and Robert S. Yorgensen as directors;

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  The advisory vote on executive compensation;

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  The ratification of the appointment of UHY LLP as STR's independent registered public accounting firm for the fiscal year ending December 31, 2014.

        We will also consider any other business that may properly come before the meeting.

        How does the board of directors recommend that I vote?     Our board of directors recommends that you vote your shares (1) FOR each of the nominees to the board of directors, (2) FOR the approval of the compensation of STR's named executive officers, and (3) FOR the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

        What shares may I vote?     Each share of STR common stock issued and outstanding as of the close of business on the record date (March 19, 2014) for the 2014 annual meeting of stockholders is entitled to be voted on all items being voted on at the annual meeting. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. On the record date, we had 26,210,261 shares of common stock issued and outstanding.

        How many votes am I entitled to per share?     Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the record date.

        What is the difference between holding shares as a stockholder of record and as a beneficial owner?     Most STR stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record

        If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. ("Broadridge"), you are considered, with respect to those shares, the stockholder of record, and the proxy materials were sent directly to you by STR. As the stockholder of record, you have the right to grant your voting proxy directly to STR or to vote in person at the annual meeting. You may also vote by mail, on the Internet or by telephone. Please follow the voting instructions on the proxy card included with these proxy materials.

  Beneficial Owner

        If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name and the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee on how to vote your shares, and you are also invited to attend the annual meeting.

        Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you first obtain a "legal proxy" from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. You may vote by proxy over the Internet or by telephone, as described in the Notice and below under the heading "How can I vote my shares without attending the annual meeting?"

        How may I attend the annual meeting?     You are entitled to attend the annual meeting only if you were an STR stockholder as of the record date or you hold a valid proxy for the annual meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement demonstrating ownership as of March 19, 2014, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

        If you do not comply with the procedures outlined above, you may not be admitted to the annual meeting.

        Please let us know if you plan to attend the annual meeting by indicating your plans when prompted if you vote by Internet or telephone, or marking the appropriate box on the enclosed proxy card.

        The meeting will begin promptly at 2:00 p.m., Eastern Time. Check-in will begin at 1:30 p.m. and you should allow ample time for the check-in procedures.

        How may I vote my shares in person at the annual meeting?     Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you first obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

        How may I vote my shares without attending the annual meeting?     Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting.

        If you are a stockholder of record, you may vote by proxy by using one of the following methods:

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  By Internet:  Stockholders who have received a notice of the availability of the proxy materials by mail or e-mail may submit proxies over the Internet at www.proxyvote.com and by following the instructions on the notice or e-mail. Stockholders who have received a paper copy of the proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

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  By Telephone:  Stockholders of record who live in the United States or Canada may submit their proxies by telephone by calling (1-800-690-6903) and following the instructions. Stockholders of record who have received a notice of the Internet availability of the proxy materials by mail or e-mail must have the control number that appears on their notice or e-mail available when voting.

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  By Mail:  Complete, sign, date and mail your proxy card in the enclosed postage-prepaid envelope. Your proxy card must be received by Broadridge, STR's mailing agent and tabulator, prior to the commencement of the annual meeting at 2:00 p.m. Eastern Time, on May 13, 2014, unless you attend the meeting, in which event you may deliver your proxy card, or vote by ballot, at the meeting. If you are voting by the Internet or by telephone, please do not return your proxy card.

        If you hold shares beneficially in street name, you may also vote by proxy over the Internet, by telephone or by mail by following the voting instructions provided to you by your broker, bank, trustee or nominee.

        What is the deadline for voting my shares?     If you hold shares as the stockholder of record, or through the STR Holdings, Inc. 2010 Employee Stock Purchase Plan (the "ESPP"), your vote by proxy must be received before the polls close at the annual meeting. If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

         May I change my vote?     You may change your vote at any time prior to the taking of the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to STR's Senior Vice President, General Counsel and Secretary at STR Holdings, Inc., 18 Craftsman Road, East Windsor, CT 06088, prior to your shares being voted, or (3) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously-granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

        Is my vote confidential?     Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within STR or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to STR management.

        How many shares must be present or represented to conduct business at the annual meeting?     The quorum requirement for holding the annual meeting and transacting business is that the holders of record of a majority of the voting power of the issued and outstanding shares of common stock of STR entitled to vote at the meeting must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

        How may I vote on each of the proposals?     In the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHOLD" with respect to one or more of the nominees. For each of the advisory vote on executive compensation and the ratification of our independent registered public accounting firm, you may vote "FOR", "AGAINST" or "ABSTAIN".

        If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the board of directors.

        What is a broker non-vote?     A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

        How are shares held by a broker or nominee voted?     Under New York Stock Exchange ("NYSE") rules, the ratification of the selection of an independent registered public accounting firm (Proposal No. 3), is considered a "routine" matter, and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms. However, brokers may not vote on the other proposals contained in this proxy statement which are considered "non-routine" proposals, unless they have received voting instructions from the beneficial owner. To the extent that they have not received voting instructions, brokers report such number of shares as "non-votes".

  What is the voting requirement to approve each of the proposals?

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  With respect to Proposal No. 1, the election of directors, under our Bylaws, we have adopted a "majority voting" standard for the election of directors. Under this standard, each of the six nominees for election as a director shall be elected to the board of directors if the votes cast for each nominee's election exceed the votes cast (which includes votes "WITHHOLD") against each nominee's election; provided, however, that directors shall be elected by a plurality of the votes to be cast at any meeting of stockholders for which the election of the directors is "contested" by one or more stockholders, as specified in our Bylaws. Our Corporate Governance Guidelines describe the policies and procedures that the board of directors will follow if one or more nominee fails to receive the required vote in an uncontested director election. See "Corporate Governance—Director Elections". Proxies' marked "WITHHOLD" authority for the election of any director nominee will be included in the tally of "votes cast" with respect to that nominee for purposes of our majority voting Bylaw. Accordingly, a vote to withhold authority for the election of any director nominee will have the same effect as a negative vote with respect to the nominee(s). Broker non-votes are not counted in the determination of votes cast, and, thus, do not have a direct effect on the outcome of voting for directors.

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  With respect to Proposal No. 2, to approve, on an advisory basis, the Company's executive compensation, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be required to approve the proposal. Abstentions will, therefore, have the same effect as negative votes. Broker non-votes will have no effect for the purpose of determining whether the proposal has been approved.

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  With respect to Proposal No. 3, to ratify the appointment of UHY LLP as our independent registered public accounting firm, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be required to ratify the proposal. Abstentions will, therefore, have the same effect as negative votes.

        NYSE rules do not allow brokers discretionary authority to vote in the election of directors or in the approval, on an advisory basis, of executive compensation. Therefore, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted in the election of directors or the approval of our executive compensation. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted in these matters.

         Is cumulative voting permitted for the election of directors?     No. You may not cumulate your votes for the election of directors.

        What happens if additional matters are presented at the annual meeting?     Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Robert S. Yorgensen and Joseph C. Radziewicz, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

        Who will serve as inspector of elections?     The inspector of elections will be a representative from an independent firm, Broadridge.

        Who will bear the cost of soliciting votes for the annual meeting?     STR will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur.

If you choose to vote by telephone, you are responsible for telephone charges you may incur. We have engaged Broadridge to assist us in the distribution of proxy materials described above for a service fee and the reimbursement of customary out-of-pocket disbursements.

        Where can I find the voting results of the annual meeting?     We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K filed not later than four (4) business days following the date of the annual meeting. We also plan to disclose the preliminary vote results and the final vote results on the Investor Relations section of our website not later than four (4) business days after the annual meeting.

        What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?     If a stockholder intends to present any proposal for inclusion in the Company's proxy statement in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, for consideration at the Company's 2014 annual meeting of stockholders, the proposal must be received by the Senior Vice President, General Counsel and Secretary of the Company by December 2, 2014. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

        The Company's Bylaws contain an advance notice of stockholder business and nominations requirement (Article II, Sections 9 and 10 of the Bylaws), which generally prescribes the procedures that a stockholder of the Company must follow if the stockholder intends, at an annual or special meeting of stockholders, to nominate a person for election to the Company's board of directors or to propose other business to be considered by stockholders. These procedures include, among other things, that the stockholder give timely notice to the Senior Vice President, General Counsel and Secretary of the Company of the nomination or other proposed business, that the notice contain specified information, and that the stockholder comply with certain other requirements. Generally, in the case of an annual meeting of stockholders, a stockholder's notice, in order to be timely, must be delivered in writing to the Senior Vice President, General Counsel and Secretary of the Company, at its principal executive offices, not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the immediately preceding year's annual meeting. As specified in the Bylaws, different notice deadlines apply in the case of a special meeting, or when the date of an annual meeting is more than 30 days prior to or delayed 60 days after the first anniversary of the preceding year's meeting. If a stockholder's nomination or proposal is not in compliance with the procedures set forth in the Bylaws, the Company may disregard such nomination or proposal.

        Accordingly, if a stockholder of the Company intends, at the Company's 2015 annual meeting of stockholders, to nominate a person for election to the Company's board of directors or to propose other business, the stockholder must deliver a notice of such nomination or proposal to the Company's Senior Vice President, General Counsel and Secretary not later than the close of business on February 12, 2015, and not earlier than the close of business on January 13, 2015, and comply with the requirements of the Bylaws.

        Notices should be addressed in writing to:

STR Holdings, Inc.
Attn: Senior Vice President, General Counsel and Secretary
18 Craftsman Road
East Windsor, Connecticut 06088

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  not earlier than the close of business on January 13, 2015, and

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  not later than the close of business on February 12, 2015.

        In the event that we hold our 2015 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2014 annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

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  the 10th day following the day on which notice of the meeting date is mailed, or

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  the 10th day following the day on which public disclosure of the meeting date is made.

        If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

        May I nominate candidates for director?     You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee's name, qualifications for membership on our board of directors and should be directed to the Senior Vice President, General Counsel and Secretary of STR at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see "Corporate Governance" and "Nominating and Corporate Governance Committee".

        In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Senior Vice President, General Counsel and Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Senior Vice President, General Counsel and Secretary within the time periods described above under "What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?" for stockholder proposals that are not intended to be included in our proxy statement.

        Where can I find a copy of STR's Bylaws?     A copy of our Bylaws is available in the Investor Relations section of our website at www.strsolar.com. You may also contact our Senior Vice President, General Counsel and Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Available Information

        STR stockholders are invited to visit the "Corporate Governance" portion of our corporate website located at www.strsolar.com on the "Investor Relations" page under the link "Corporate Governance". At this page, we have provided copies of the following documents:

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  Charter of the Audit Committee

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  Charter of the Compensation Committee

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  Charter of the Nominating and Corporate Governance Committee

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  Certificate of Incorporation

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  Bylaws

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  Corporate Governance Guidelines

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  Code of Business Conduct and Ethics

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  Code of Ethics for the CEO, CFO and Other Senior Officers

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  Regulation FD Policy

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  Related Person Transaction Policy

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  Complaint Procedures for Accounting and Auditing Matters

        Information contained on any of the Company's websites is not deemed to be a part of this proxy statement.

        The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the SEC, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other required reports and information. Additional copies of the 2013 Annual Report on Form 10-K filed by the Company, including the financial statements and schedule, but without exhibits, will be mailed to any stockholder upon written request without charge. The exhibits are obtainable from the Company upon payment of the reasonable cost of copying such exhibits. Stockholders may request this information by phone at (860) 763-7014 x7437, by e-mail to investorinfo@strholdings.com, or by mail to Joseph C. Radziewicz, Investor Relations, STR Holdings, Inc., 18 Craftsman Road, East Windsor, CT 06088.

CORPORATE GOVERNANCE

Overview

        STR is committed to maintaining the highest standards of business conduct and corporate governance which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for directors, officers and employees, known as the STR Code of Business Conduct and Ethics. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, Bylaws and board committee charters, form the framework for STR's corporate governance. The STR Code of Business Conduct and Ethics and our Corporate Governance Guidelines are available at www.strsolar.com on the "Investor Relations" page under the link "Corporate Governance". Any amendments to the STR Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.

Board Leadership Structure

        The Company's corporate governance documents provide our Board of Directors ("Board") with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including specific needs of the business and what is in the best interest of the Company's stockholders.

        Pursuant to an Offer to Purchase dated January 31, 2014, as amended, the Company commenced a modified "Dutch auction" tender offer for the repurchase of up to $30 million of its shares of common stock from our stockholders (the "Offer"). On March 7, 2014, the Company closed on the Offer and purchased a total of 15,664,117 shares for an aggregate purchase price of $24.1 million. In connection with such share repurchase, certain affiliates of Susan C. Schnabel, our then Lead Director and our Chairman of the Nominating and Corporate Governance Committee, sold a total of 10,079,708 (representing all of such stockholders' shares) shares to us. As a result of such sales, John A Janitz, the Chairman of our Compensation Committee, and Dominick J. Schiano, a member of our Audit Committee, each received approximately $200,000 resulting from their pecuniary interest in 110,504 shares previously held by such affiliates of Ms. Schnabel. On March 10, 2014, Ms. Schnabel resigned as a member of our Board. On March 18, 2014, each of Scott S. Brown and Dominick J. Schiano decided to not seek re-election to our Board and Bryant R. Riley was elected by our Board to serve as a member of our Board to fill the vacancy resulting from Ms. Schnabel's resignation. Neither Ms. Schnabel's resignation nor Messrs. Brown or Schiano's decision not to seek re-election involved a disagreement with the Company or any matter relating to the Company's operations, policies and or practices. The Company's Nominating and Corporate Governance Committee recommended to the Board that each such directorship not be filled due to the recent reduction in the size of the Company's business.

        Each of the standing committees of the Board is chaired by an independent director and each of our standing committees is comprised entirely of independent directors under NYSE rules. The Audit Committee is comprised of three directors, all of whom are independent in accordance with the NYSE and SEC rules applicable to Audit Committee members. The Board believes this structure provides very well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

Board Structure and Committee Composition

        Composition.     Our business and affairs are managed under the direction of our Board. Our Bylaws provide that our Board will consist of between three and fifteen directors. Our Board is currently composed of eight directors, but will consist of six directors following the 2014 Annual Meeting of Stockholders. Each of our executive officers has been appointed by our Board and will serve until his or her successor is duly appointed and qualified.

         Independence.     Our Board affirmatively determined that Messrs. Brown, Chiste, Janitz, Leitch, Schiano and Riley are independent directors, and Ms. Schnabel was an independent director, under the applicable rules of the NYSE and that Messrs. Brown, Leitch and Schiano, as current members of our Audit Committee, are also independent directors as such term is defined in Rule 10A-3(b)(1) under the Exchange Act.

        Lead Director.     Until March 10, 2014, Susan C. Schnabel served as our Lead Director. The Lead Director performed the following roles and functions:

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  served as a member of the Nominating and Corporate Governance Committee;

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  served as Chair of the Board's executive sessions of independent directors;

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  oversaw the Board's annual self-evaluation;

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  consulted with each committee with respect to its annual evaluations;

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  provided counsel to the President and CEO, including provision of appropriate feedback regarding effectiveness of Board meetings, and otherwise as needed or requested; and

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  such other responsibilities as the Board delegated from time to time.

We currently do not have a Lead Director, and we do not anticipate appointing a Lead Director in the near future.

        Executive Sessions of Independent Directors.     The independent directors of the Board will hold at least two regularly scheduled executive sessions each year without non-independent directors present.

        Director Qualification Standards.     The Board is responsible for selecting its own members and in recommending them for election by the stockholders. Stockholders may also nominate directors in accordance with the Company's Bylaws. The nominating and governance committee considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from the committee, directors or members of management. Stockholders may submit recommendations by providing the person's name and appropriate background and biographical information in writing to the Senior Vice President, General Counsel and Secretary of STR at: 18 Craftsman Road, East Windsor, Connecticut 06088.

        The Board delegates the screening process involved to the Nominating and Corporate Governance Committee, which considers candidates to fill newly created directorships or vacancies on the Board, and then consults with the President and CEO after which it provides recommendations to the full Board. These recommendations are reviewed and approved by the full Board before an invitation is extended to the candidate.

        The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate criterion that directors are required to fulfill, including the specific experience, qualifications, attributes and skills in light of the Company's business and structure. The Board seeks directors with diverse business and relevant professional backgrounds, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially, and such other skills and experience that will enhance the Board's ability to serve the best interests of STR and its stockholders. The Nominating and Corporate Governance Committee also may consider the extent to which the candidate would fill a present need on the Board. The invitation to join the Board is extended by the Board via the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee. The Board does not believe it should establish term limits for directors.

         Board Confidentiality Policy.     In August 2012, the Board approved the adoption of a policy addressing the protection of confidential information by members of the Board. Specifically, the policy requires Board members to keep confidential certain Company information as well as certain information disclosed during Board meetings or other Board deliberations. In connection with such policy, directors were required to sign contingent resignation letters which resignation may be accepted by the Board in the event it is determined that a member of the Board has failed to comply with the Company's confidentiality policy.

        Board Diversity.     The Board seeks a diverse group of candidates who at a minimum possess the background, skills, expertise and time to make a significant contribution to the Board, the Company and its stockholders. The Nominating and Corporate Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees including size and qualifications for membership. The Nominating and Corporate Governance Committee evaluates prospective nominees against the standards and qualifications set forth in the Company's Corporate Governance Guidelines, as well as other relevant factors as it deems appropriate, including: the need for the Board, as a whole, to be diverse and consist of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which the candidate would fill a present need on the Board.

        Our directors and Nominating and Corporate Governance Committee consider these criteria each year as they determine the slate of directors to recommend to the Board for election at our annual meeting and also consider these criteria each time a new director is recommended for election to the Board. The Board believes that its implementation of this policy is effective in considering the diversity of the members of the Board. Each of our Board members possesses the appropriate skills in general finance, strategic planning, corporate governance and leadership. The following table lists the specialized talents that each of our directors provides to the Board as a whole:

Summary of Skills of Directors	Jilot	Brown	Chiste	Janitz	Leitch	Riley	Schiano	Yorgensen
Senior executive experience (CEO or COO)	X	X	X	X		X	X	X
Solar energy industry experience	X	X						X
General management experience	X	X	X	X	X	X	X	X
Significant international experience	X			X	X		X	X
High level of financial literacy		X	X		X	X	X
Prior public company board experience			X	X	X	X	X

        Director Elections.     In accordance with the Company's Bylaws, if none of our stockholders provides the Company notice of an intention to nominate one or more candidates to compete with the Board's nominees in an election for directors, or if our stockholders have withdrawn all such nominations not later than the day before the Company mails its notice of meeting to our stockholders, a director election is not "contested" and a majority voting standard applies, whereby a nominee must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. For purposes of this policy, the term "votes cast" includes votes to withhold authority and excludes abstentions with respect to that director's election. The policies of the Company with respect to a failure to receive the required vote in an uncontested election are as follows:

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  the Board shall nominate for election or re-election as director only candidates who agree to tender, promptly following the meeting at which they are elected or re-elected as director, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next meeting at which they face re-election and (ii) Board acceptance of such resignation.

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  in addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors described above.

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  if an incumbent director fails to receive the required vote for re-election, the Nominating and Corporate Governance Committee will act on an expedited basis to determine whether to accept the director's resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any direction regarding that resignation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation, including the director's qualifications, the director's past and expected future considerations to the Company, the overall composition of the Board and whether accepting the tender resignation would cause the Company to fail to meet any applicable rule or regulation (including securities exchange listing requirements and federal securities laws). The Board will act on the tender resignation, and publicly disclose its decision and rationale, within 90 days following certification of the stockholder vote, in a press release and through the filing of a Form 8-K with the SEC.

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  if no directors receive the requisite vote in an uncontested election, the incumbent Board will nominate a new slate of director candidates and hold a special meeting for the purpose of electing those nominees within 180 days after the certification of the stockholder vote unless the incumbent directors determine that holding such election is not in the best interests of the Company and its stockholders. If such a special meeting is held in accordance with the preceding sentence, the incumbent directors shall resign with their resignations to be effective at the time that new directors are elected and qualified.

        The foregoing policies are subject to change if the directors believe changes to the policy are in the best interests of the Company and its stockholders.

        Communications with Directors.     Interested persons may communicate directly with any director, the independent directors as a group or the Board as a whole by sending such communication by fax, telephone or regular mail to the Company, attention: Senior Vice President, General Counsel and Secretary, who will forward the communication to the intended recipient. Communications may also be sent via electronic mail to the following e-mail address: STR.Board@strholdings.com, which is accessible via a link at the Company's corporate website. Such communications may also be forwarded to them by mail in a sealed envelope addressed to an individual director, the non-management directors or the Board c/o the Company's Senior Vice President, General Counsel and Secretary. The Senior Vice President, General Counsel and Secretary will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-employee directors, to the Chair of the Nominating and Corporate Governance Committee who will report thereon to the non-employee directors.

        Selection of Chairman and CEO.     The Board will determine whether the positions of Chairman and CEO should be held by the same person based on what it reasonably determines to be in the Company's best interests at a given point in time. Therefore, the Board does not have a policy on whether or not the role of the Chairman and CEO should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Mr. Jilot retired as our Executive Chairman on July 18, 2012 and was appointed to serve the Company as Chairman of the Board. Since January 1, 2012, the Company has operated with separate Chairman and CEO roles.

        Committees of the Board.     Our Board has the authority to appoint committees to perform certain management and administration functions. Our Board currently has three committees: the Audit

Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each Board committee operates pursuant to a written charter. Copies of the committee charters are available on the Investor Relations section of STR's website at www.strsolar.com on the "Corporate Governance" page under the respective committee charter links.

        The following table shows the membership of these committees and our Strategic Transaction Committee during 2013:

Name	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction(1)
Dennis L. Jilot
Scott S. Brown	X		X
Robert M. Chiste		X	X
John A. Janitz		X, Chair
Dr. Uwe Krueger(2)			X
Andrew M. Leitch	X, Chair			X
Dominick J. Schiano	X			X
Susan C. Schnabel		X	X, Chair	X
Robert S. Yorgensen

(1)
On December 17, 2013, the Strategic Transaction Committee was dissolved.

(2)
Dr. Uwe Krueger did not seek re-election at our 2013 annual meeting of stockholders.

        The composition of each committee is reviewed annually by the Nominating and Corporate Governance Committee and it may rotate our directors' committee seats as applicable to ensure appropriate skill sets and obtain diverse perspectives.

        Audit Committee.     During 2013, our Audit Committee consisted of Messrs. Leitch, Brown, and Schiano, with Mr. Leitch serving as Chair of the Audit Committee. The Audit Committee has responsibility for, among other things:

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  overseeing management's maintenance of the reliability and integrity of our accounting policies and financial reporting processes, our disclosure practices and the audits of our financial statements;

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  overseeing management's establishment and maintenance of processes to assure that an adequate system of internal control is functioning;

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  overseeing management's establishment and maintenance of processes to assure our compliance with all applicable laws, regulations and corporate policy;

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  engaging independent counsel and other advisers as the Audit Committee deems necessary;

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  reviewing our annual and quarterly financial statements prior to their filing and prior to the release of earnings;

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  reviewing and assessing the adequacy of a formal written charter on an annual basis;

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  preparing the Audit Committee report required by SEC rules to be included in our annual report;

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  reviewing and approving all related person transactions for potential conflict of interest situations on an ongoing basis;

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  determining compensation of and reviewing the performance of the independent accountants and appointing or terminating the independent accountants and considering and approving, in advance, any non-audit services proposed to be performed by the independent accountants; and

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  handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.

        Our Board affirmatively determined that Messrs. Leitch, Brown, and Schiano meet the definition of "independent directors" for purposes of serving on an Audit Committee under applicable SEC and NYSE rules. In addition, our Board has determined that each member of our Audit Committee is financially literate and Mr. Leitch qualifies as our "Audit Committee financial expert". Mr. Leitch currently serves on the Audit Committee of three public companies (including us).

        Compensation Committee.     During 2013, our Compensation Committee consisted of Ms. Schnabel and Messrs. Janitz and Chiste, with Mr. Janitz serving as Chair. The Compensation Committee has responsibility for, among other things:

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  reviewing and approving the engagement of compensation consultants to provide advice on executive or director compensation and review the nature of other services provided;

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  recommending to our Board for consideration the compensation and benefits of our executive officers and key employees;

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  monitoring and reviewing our compensation and benefit plans;

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  administering our stock and other incentive compensation plans and programs and preparing recommendations and periodic reports to the Board concerning these matters;

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  recommending to our Board with respect to the frequency of say-on-pay;

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  reviewing risks relating to the Company's compensation policies and practices;

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  preparing the Compensation Committee report required by SEC rules to be included in our annual report;

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  preparing recommendations and periodic reports to the Board as appropriate; and

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  handling such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.

        Compensation Committee Interlocks and Insider Participation.     None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee. No interlocking relationship exists between any member of the compensation committee (or other committee performing equivalent functions) of any other company.

        Nominating and Corporate Governance Committee.     During 2013, our Nominating and Corporate Governance Committee consisted of Ms. Schnabel and Mr. Chiste, Dr. Krueger (until the Annual Meeting of Stockholders in May 2013), and Mr. Brown, with Ms. Schnabel serving as Chair. The Nominating and Corporate Governance Committee has responsibility for, among other things:

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  recommending persons to be selected by our Board as nominees for election as directors and to fill any vacancies on the Board;

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  reviewing annually Board composition, including independence, judgment, business specialization, technical skills, diversity and other desired qualities;

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  considering and recommending to our Board qualifications for the position of director and policies concerning the composition of the Board;

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  monitoring our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance;

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  considering and recommending to our Board other actions relating to corporate governance; and

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  handling such other matters that are specifically delegated to the Nominating and Corporate Governance Committee by our Board from time to time.

        Strategic Transaction Committee.     Our Strategic Transaction Committee consisted of Ms. Schnabel and Messrs. Leitch and Schiano. The Strategic Transaction Committee had responsibility for, among other things:

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  receiving, reviewing, analyzing and making recommendations to the Board regarding potential transactions involving the possible sale of the Company's business or other strategic transactions;

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  disclosing, or directing the officers of the Company to disclose, to potential counterparties and its representatives, subject to appropriate confidentiality arrangements, such confidential information of the Company as the Strategic Transaction Committee deemed appropriate;

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  directing the officers of the Company to negotiate on behalf of the Company, the terms and conditions of potential transactions with applicable parties;

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  directing the officers of the Company to negotiate definitive agreements, subject to final Board approval, with respect to potential transactions if the Strategic Transaction Committee determined that a potential transaction was in the best interests of the Company and its stockholders;

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  making a recommendation to the Board at the appropriate time as to whether the Strategic Transaction Committee found that a potential transaction was in the best interests of the Company and its stockholders;

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  selecting and retaining, on behalf and at the expense of the Company, legal counsel to assist the Strategic Transaction Committee, the Board and the Company in connection with a potential transaction;

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  selecting and retaining, on behalf and at the expense of the Company, independent financial advisors to assist the Strategic Transaction Committee and the Board in their review and consideration of a potential transaction and advising the Strategic Transaction Committee and the Board as to the fairness, from a financial point of view to the stockholders of the Company, of the terms of a potential transaction, and if required or deemed appropriate, delivering a written opinion as to the fairness of a potential transaction;

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  selecting and retaining, on behalf and at the expense of the Company, such other independent professional advisors as the Strategic Transaction Committee may have determined was appropriate in connection with the exercise of its authority; and

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  taking such further action as the Strategic Transaction Committee may have determined to be necessary or advisable in order to carry into effect the purpose of the Strategic Transaction Committee.

        On December 17, 2013, the Strategic Transaction Committee was dissolved given that it had concluded reviewing and analyzing potential strategic transactions.

        Director Attendance.     In 2013, the full Board met thirteen times; the Audit Committee met seven times, the Compensation Committee met four times, the Nominating and Corporate Governance committee met four times, and the Strategic Transaction Committee met numerous times. Directors are strongly encouraged, but not required, to attend the annual meeting of stockholders. At our 2013 annual meeting of stockholders, all directors serving at the time were present. All of the directors attended at least 75% of the total of all the meetings of the Board and Board committees on which he or she served during fiscal year 2013.

        Nomination of Director Candidates.     The Board is responsible for selecting director candidates and recommending them for election by stockholders. The Board delegates the screening process involved to the Nominating and Corporate Governance Committee which considers candidates in light of the qualification standards and Board diversity objectives discussed above under the headings "Director Qualification Standards" and "Board Diversity". The Board's policy is that all director candidates, including those who may be recommended to the Board by STR's stockholders, will be evaluated on the same basis.

Board's Role in Risk Oversight

        Our Board has discussions with the Company's management to understand opportunities and threats to the Company's objectives and long-term vitality. Such discussions entail a detailed review of the current business environment, financial results and the overall competitive landscape. The Board also discusses with management, the Company's policies and procedures regarding risk assessment, risk appetite and overall risk management. The Board also discusses the processes management has established to monitor, manage and communicate such exposures.

        Risk management is an integral part of Board and committee deliberations throughout the year. As a part of its oversight function, the Board monitors how management manages the Company including its enterprise risk management program. When making any decisions and approving strategies, the Board considers, among other things, the risks and vulnerabilities the Company faces, including operational and regulatory risks, their relative magnitude and management's plan for mitigating these risks. The Audit Committee considers risk issues associated with the Company's overall financial reporting, disclosure process and legal compliance. In addition to its regularly-scheduled meetings, the Audit Committee meets with the Vice President, Chief Financial Officer and Chief Accounting Officer, the Controller and Chief Compliance Director and the independent registered public accounting firm in executive sessions at least quarterly. The Nominating and Corporate Governance Committee discusses legal compliance risks and issues at its regularly-scheduled meetings and meets with our General Counsel and other officers of the Company during such meetings. The Compensation Committee oversees our compensation programs to mitigate individuals taking unreasonable risks that could result in having a materially adverse effect on the Company and its stockholders. The Board reviews the primary operational and regulatory risks facing the Company, their relative magnitude and management's plan for mitigating these risks. In addition, the Board discusses risks related to the Company's business strategy at periodic strategic planning meetings and at other meetings as appropriate. During each quarterly Board meeting, the President and CEO present STR's corporate strategy to the Board. Each element of the corporate strategy includes a risk assessment related to the successful obtainment of such objectives, both on an inherent risk and residual risk basis along with management controls mitigating such risks and identified recent and future management actions to turn identified risks into opportunities. The Board assesses such risks and provides insight and feedback to management in relation to its process for identifying, monitoring and addressing risks as well as on its progression on reaching corporate objectives and its overall enterprise risk management program.

        We determined our current Board leadership structure is appropriate and helps ensure proper risk oversight for the Company. Currently, our Chairman and CEO positions are separated. Dennis L. Jilot, our current Chairman, helps facilitate productive meetings given his previous experience serving as our Executive Chairman, President, and Chief Executive Officer and provides continuity through the transition in our leadership structure. His prior experience with the Company's operations and continued service on the Board makes him best positioned to lead productive board meetings and determine the time allocated to each agenda item during discussions of the Company's short- and long-term objectives.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Director Compensation

        It is STR's policy to set the compensation of directors for their service on the Board and its committees (which may include equity awards under the Company's 2009 Equity Incentive Plan) in a manner that is designed to attract, retain and motivate highly-qualified candidates for director, and to be broadly comparable with those companies which STR considers to be its peers in the industries in which it operates. Directors who are also employees of STR do not receive any compensation for their service as directors of STR. Director Compensation, including compensation for committee service, is reviewed annually by the Compensation Committee, which makes such recommendations to the Board with respect thereto as it deems appropriate.

Retainer and Meeting Fees

        Directors who are our employees or employees of our subsidiaries or affiliated with DLJ Merchant Banking Partners ("DLJMB") did not, and will not, receive compensation for their service as members of either our Board or Board committees.

        In 2013, all other non-employee directors not affiliated with DLJMB were paid:

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  a base annual retainer of $52,500 in shares of our common stock issued quarterly, in arrears which shares vest immediately upon issuance;

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  an annual payment of $50,000 in cash to the Chairman of the Board, $25,000 in cash to the Chair of our Audit Committee, and $10,000 in cash to the Chair of the Compensation Committee;

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  shares of our common stock having a fair market value of $45,000; such shares are issued annually following the annual meeting of stockholders and vest upon the earlier of (i) the first anniversary of the date of issuance or (ii) the day before the date of the next annual meeting of stockholders, assuming continued service by such director; and

  •
  a fee of $2,000 in cash for each regularly scheduled quarterly Board and committee meeting attended.

        We also reimbursed all directors for reasonable expenses incurred to attend meetings of our Board or committees. Effective July 18, 2012, Mr. Jilot retired as Executive Chairman of the Company. He is serving as the Chairman of the Board of the Company. He continues to receive the medical benefits being provided to him during his employment with the Company.

Stock Ownership Guidelines for Directors

        The Company's stock ownership guidelines for its non-employee directors set a target in the amount of six times his or her annual retainer. This stock ownership target is intended to be met within five years from the date the guideline was adopted in 2010. However, in light of the Company's financial performance and the recent decline in the price of the Company's shares of common stock, the Board may reassess the stock ownership target in the near future.

Pledging and Hedging Shares Policy

        The Company prohibits directors from entering into hedging transactions related to the Company's common stock. In addition, pledging of the Company's securities in connection with a loan is restricted unless an exception is granted to a person who clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. The Company has not previously granted an exception to this prohibition nor does it expect to in the future.

 Director Compensation Table

        The following table sets forth all director compensation information for the year ended December 31, 2013:

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total Compensation
Scott S. Brown	$22,000	$97,503	$119,503
Robert M. Chiste	$24,000	$97,503	$121,503
John A. Janitz	$24,000	$97,503	$121,503
Dr. Uwe Krueger(3)	$4,000	$19,473	$23,473
Dennis L. Jilot(4)	$81,118	$97,503	$178,621
Andrew M. Leitch	$41,000	$97,503	$138,503
Dominick J. Schiano	$16,000	$97,503	$113,503
Susan C. Schnabel	$—	$—	$—
Robert S. Yorgensen	$—	$—	$—

(1)
Represents the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718 as of the grant date. For purposes of the table above, the effects of estimated forfeitures are excluded.

(2)
The total stock ownership of these directors (other than Mr. Krueger) can be found on page 40 of this proxy statement. See "Securities Ownership of Certain Beneficial Owners and Management".

(3)
Dr. Krueger did not seek re-election at the Company's Annual Meeting of Stockholders held on May 14, 2013.

(4)
Includes Section 125 cafeteria plan of $9,340 and insurance premiums of $2,219.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors Elected Annually

        STR's directors are elected each year by the stockholders at the annual meeting. On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the six directors named below for election as directors this year. Each director's term will last until the 2015 annual meeting of stockholders or until he is succeeded by another director who has been elected.

Director Nominee Experience and Qualifications

        The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience and background in order to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board's membership criteria described below.

        STR's Corporate Governance Guidelines contain the current Board membership criteria under the headings "Director Qualification Standards" and "Board Diversity" that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with the longstanding STR values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing stockholder value and have sufficient time to carry out their duties and provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform all director duties responsibly. Each director must represent the interest of all stockholders of STR. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

        STR stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee. If a stockholder wishes to recommend a candidate for consideration by Nominating and Corporate Governance Committee, the stockholder should provide the candidate's name and qualifications for membership on our Board, as well as the information specified in Article II, Section 10 of our Bylaws with respect to the candidate, to the Senior Vice President, General Counsel and Secretary at the address set forth in the Questions and Answers section of this proxy statement.

Information about the Nominees for Election to the Board

        The following information is furnished with respect to each nominee for election as a director. All of the nominees currently are serving as directors. If a nominee is unavailable to serve as a director, your proxies may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected at the annual meeting. The ages of the nominees are as of March 19, 2014.

        The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The biographies of each of the nominees and continuing directors below contain information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company in 2014.

Dennis L. Jilot, 66, has been our Chairman of the Board of Directors since 2002. From January 1, 2012 through July 17, 2012, Mr. Jilot served as our Executive Chairman. Previously, he served as our President and Chief Executive Officer from 1997 through 2011. Mr. Jilot has been a director since 1997. Prior to joining us, Mr. Jilot was Executive Vice President of Corning Clinical Laboratories, President and Chief Executive Officer of Corning Nichols Institute and President and Chief Operating Officer of MetPath Incorporated. Mr. Jilot holds a B.S. from the University of Wisconsin at Stevens Point and completed the Executive M.B.A. program at the University of Virginia Darden School of Business.

Mr. Jilot was selected to serve on our Board in light of his substantial experience as our Chairman, President and Chief Executive Officer, his long history of senior executive leadership positions at other large companies, his in-depth understanding of our business and the markets in which we compete and the continuity his service provides to our Board as a whole.

Robert M. Chiste, 66, has served on our Board since August 2010. Mr. Chiste is Executive Chairman of Regen Energy, Inc. and Enbala Power Networks Ltd., both energy demand management companies, and until December 2013 was an Executive in Residence with the Silicon Valley venture capital firm El Dorado Ventures, where he has led the firm's cleantech activities. He is also Principal of Sorfina Capital, a family owned venture capital firm, focusing on early stage cleantech, oil field services and bio-technology companies. He served as Chairman, President and CEO of Comverge, Inc. (NASDAQ: COMV) from 2001 until his retirement in 2009. As a private investor, he co-founded technology systems management solutions provider TriActive, Inc., on-demand fuel industry software provider FuelQuest, Inc., and internet industrial products auction company iMark, Inc. Mr. Chiste was Vice Chairman, President and CEO of publicly-traded Allwaste, Inc., and was founder, President and CEO of American National Power, Inc., a subsidiary of Transco Energy Company. Mr. Chiste currently serves on the board of directors of three private companies, REGEN Energy, AisRe and Enbala Power Systems. Mr. Chiste received a B.A. from the College of New Jersey and J.D. and M.B.A. degrees from Rutgers University.

Mr. Chiste was selected to serve on our Board in light of his sound knowledge of renewable energy, and extensive experience serving as CEO and as a director of several public companies.

John A. Janitz, 71, has served on our Board since June 2007. Mr. Janitz is Chairman and Co-Founding Partner at Evergreen Capital Partners LLC, an investment firm that provides advisory services to and co-invests with private equity firms under exclusive contractual arrangements, and is affiliated with The Gores Group where Mr. Janitz is responsible for sourcing investment opportunities, and providing strategic, operational and financial guidance to the firm with respect to portfolio company investments in the industrial sector. Evergreen had provided these services to DLJ Merchant Banking Partners from March 2007 to April 2010 and TowerBrook Capital Partners L.P. from May 2010 to September 2011. From October 2003 to March 2007, he served as Co-Managing Principal for Questor Management Company, a turnaround capital investment firm based in Michigan. Mr. Janitz engaged in various advisory and consulting arrangements with several private equity firms from October 2001 until February 2003. Prior to joining Questor, from 1999 to 2001 Mr. Janitz was President and Chief Operating Officer of Textron, a NYSE-listed multi-industry company. Before Textron, Mr. Janitz was an Executive Vice President with TRW, a multinational company providing advanced technology products and services. In addition, he served as President of Wickes Manufacturing Company ("Wickes"), and held a number of key executive positions with Wickes' predecessor company, Gulf & Western Industries, Inc. Mr. Janitz serves as a director of Eastman Kodak Co., Continental Structural Plastics, Global SFI Holdings and LLL Holdings. Mr. Janitz holds a B.S. from Villanova University, an M.B.A. from Eastern Michigan University and completed the Harvard Advanced Management Program.

Mr. Janitz was selected to serve on our Board in light of his extensive experience serving as a director for both public and private companies, prior senior executive experience at large multinational organizations and his significant operational and strategic business expertise.

Andrew M. Leitch, 70, has served on our Board since our initial public offering in November 2009. Mr. Leitch was a senior partner with Deloitte & Touche LLP for over 27 years, last serving as the Vice Chairman of the Management Committee, Hong Kong from September 1997 through his retirement in March 2000. Mr. Leitch has served as a director, chairman of the board, chairman of the nominating and governance committee, and member of the audit committee and compensation committees of Blackbaud Inc., and as a director and chairman of the audit committee of Cardium Therapeutics Inc. since February 2004 and August 2007, respectively. Mr. Leitch served as director and chairman of the audit committee of Aldila, Inc. from May 2004 through February 2010 and a director of L&L Energy Inc. from February 2011 through August 2011. Mr. Leitch also serves as a director of various private companies. He is a Certified Public Accountant in the state of New York, and a Chartered Accountant in Ontario, Canada.

Mr. Leitch was selected to serve on our Board in light of his extensive experience as a director of various public and private companies, serving as the chairman of certain boards and audit committees and as a member of certain compensation committees and governance committees, and his extensive understanding of U.S. and international financial accounting principles, systems of internal control and corporate governance principles.

Bryant R. Riley, 47, has served on our Board since March 2014. Mr. Riley has served as the Chairman of B. Riley & Co., LLC, a stock brokerage firm, since founding the firm in 1997. Mr. Riley currently serves on the board of directors of Great American Group, Inc. (OTCBB:GAMR) since August 2009, and Cadiz Inc. (NASDAQ: CDZI) since April 2013. He also serves on the board of Lightbridge Communications, a private company. Mr. Riley has also served on the board of directors of Aldila, Inc. from May 2003 to February 2010, Alliance Semiconductor Corp. from July 2005 to February 2012, Carreker from June 2006 to January 2007, Celeritek, Inc. from May 2003 to May 2007, DDI Corp. from May 2007 to May 2012, Integrated Silicon Solutions, Inc. from September 2006 to January 2008, Kitty Hawk from April 2007 to July 2008, Mossimo, Inc. from 2005 to October 2006, National Holdings Corporation from April 2012 to October 2012, SI Technologies Inc. from November 2000 through 2001, Silicon Storage Technology, Inc. from June 2008 to November 2009, Strasbaugh from July 2010 to August 2013, Trans World Entertainment Corp. from January 2009 to July 2012, and Transmeta Corp. from 2008 to 2009. Mr. Riley received his B.S. in Finance from Lehigh University.

Mr. Riley was selected to serve on our Board for his business acumen gained from significant experience as a senior executive in the investment banking industry, as well as his experience as a director on a number of public and private company boards

Robert S. Yorgensen, 50, has been our President and Chief Executive Officer and a director of our Board since January 2012. Prior to becoming our CEO, Mr. Yorgensen was the President of our Solar division since 2007 and has been employed with STR for 28 years. Mr. Yorgensen has held a variety of positions with us, including Extruded Products Manager and Senior Technical Specialist of Materials RD&E and Specialty Manufacturing, Technical Specialist of Materials RD&E and Specialty Manufacturing and Project Leader of Development Engineering and Specialty Manufacturing. He holds a Bachelor of Technology, Mechanical Engineering from the University of Connecticut and an A.S. from Hartford State Technical College.

Mr. Yorgensen was selected to serve on our Board in light of his substantial experience as President of STR Solar and his 28 year tenure with STR where he has made significant contributions to our research and development, process engineering, business development efforts and led our growth in the solar market.

Recommendation

        Our Board recommends a vote "FOR" the six nominees for the Board of Directors.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        At our 2011 Annual Meeting of Stockholders, the stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a "say-on-pay vote," every third year. We have adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are again asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

        Our Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects company performance, job complexity, and strategic value of the position while ensuring long-term retention and motivation and alignment with the long-term interests of the Company's stockholders. We believe the compensation program for the named executive officers has been instrumental in helping the Company to retain the services of its key executives and to achieve certain financial targets in the challenging solar manufacturing sector.

        We encourage you to carefully review the section entitled "Compensation Discussion and Analysis" contained in this proxy statement for additional details on the Company's executive compensation, including the Company's compensation philosophy and objectives, as well as the reasons and processes for how our Compensation Committee determined the structure and amounts of the 2013 compensation of our named executive officers.

        We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement.

        This vote is advisory and, therefore, not binding on STR, the Compensation Committee of the Board, or the Board. Our Board, STR and the Compensation Committee value the opinions of STR stockholders and to the extent there is any significant vote against the named executive officers' compensation as disclosed in this proxy statement, we will consider those stockholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

        The affirmative vote of a majority of the shares of STR common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for advisory approval of this proposal.

Recommendation

        Our Board recommends a vote "FOR" the approval, on an advisory basis, of the compensation of STR's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has appointed UHY LLP as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2014. Since March 21, 2013, UHY LLP served as our independent registered public accounting firm and also provided certain tax and other audit-related services. See "Principal Accountant Fees and Services" below.

        Representatives of UHY LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

        Ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote in the proposal. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of UHY LLP.

        Appointment of the Company's independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Audit Committee has recommended that the Board submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain UHY LLP and may retain that firm, or another, without resubmitting the matter to the Company's stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Recommendation

        Our Board recommends a vote "FOR" the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the year ending December 31, 2014.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Named Executive Officers

        For 2013, our named executive officers were:

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  Robert S. Yorgensen, President and Chief Executive Officer;

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  Barry A. Morris, Executive Vice President and Chief Operating Officer (through November 15, 2013);

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  Alan N. Forman, Senior Vice President, General Counsel and Secretary; and

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  Joseph C. Radziewicz, Vice President, Chief Financial Officer and Chief Accounting Officer.

Overview and Process

        Our Compensation Committee, which consists entirely of independent directors, has overall responsibility for evaluating and approving the compensation of our executive officers and overseeing and administering our executive compensation programs and initiatives. We expect that the specific direction and company-specific emphasis and components of our executive compensation program will continue to evolve in light of industry challenges and the Company's reduction in size to maintain alignment of our compensation program with the interests of our stockholders.

        Actions taken to better align our compensation program to our stockholders' interests include:

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  In 2014, the Company modified its annual management incentive plan for its named executive officers, each of whom will receive shares of the Company's common stock rather than cash upon the achievement of an EBITDA target for 2014. The purpose of this modification was to conserve the Company's cash while aligning the named executive officers' performance with enhanced stockholder value. The Compensation Committee believes that the issuance of equity compensation for performance is common among organizations that execute a turnaround strategy.

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  In 2014, the Compensation Committee, along with assistance from Mercer (USA) Inc. ("Mercer"), compensation consultants to the Compensation Committee, updated the Company's peer group to better reflect the Company's smaller size and the repositioning of its business in China. As such, a new peer group was selected based upon similar market capitalizations and revenue with a focus on publicly-traded companies in the plastic extrusion, renewable energy, and specialty chemical industries. Annual sales of the peer group ranged from $8 million to $443 million with a median of $140 million. Market capitalization of the peer group ranged from $6 million to $747 million with a median of $77 million. During the last few years, the Company's sales have decreased and the risks associated with executing its business model have increased. The Compensation Committee believes the revised peer group serves as an improved benchmark for executive compensation. See "Peer Group".

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  In 2013, we did not benchmark our executive compensation program against the Industry Peers (defined below) given that during 2013 we did not increase the compensation of our senior management team, including the named executive officers, over the compensation paid to such employees at year-end 2012.

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  In 2012, we did not meet our fully diluted non-GAAP EPS or Solar Adjusted EBITDA targets. In response, we adjusted our financial targets for 2013 and added personal performance objectives for participants in our management incentive plan ("MIP"). Such objectives were designed to reward employees for exemplary performance with respect to clearly defined and measurable personal goals that were communicated to each participant. These personal performance objectives comprised between 15% and 25% of a participant's target MIP percentage with corporate financial goals comprising the remaining percentage. Although we failed to achieve the corporate financial goals for 2013, certain MIP participants achieved their personal performance objectives and such participants earned an aggregate bonus of approximately $50,000 for 2013 performance.

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  In 2012, the Compensation Committee engaged Mercer as compensation consultants to benchmark our executive compensation program practices against an industry group ("Industry Peers") consisting of reasonably similar industry segments to those in which we operate (solar, specialty chemicals and materials companies). They assessed our executive compensation practices and executive performance measures and recommended changes to our annual performance incentive targets and long-term incentive vehicles. Based on their study and recommendations, the Company aligned executive base salaries generally between the market median and 75th percentile, using compensation survey data for companies with revenues approximating STR's revenues ("Compensation Survey"). Based upon the attainment of annual performance goals, we have targeted total cash compensation and total direct compensation under our management incentive plan to be between the median to the 75th percentile of pay for comparable positions at the Compensation Survey. Accordingly, we increased our annual target performance thresholds to assure that maximum incentive attainment is more difficult to achieve to motivate and encourage executives to drive performance. Conversely, we lowered our minimum annual target threshold to provide more opportunity for all non-executive participants in STR's annual incentive plan to attain an incentive reward.

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  In 2011, STR had its first non-binding vote on our executive pay programs for our named executive officers ("say-on-pay"). The vote was overwhelmingly positive, with 91% of the stockholders voting in support of our executive compensation programs. Additionally, STR had its first non-binding vote on the frequency of stockholder say-on-pay votes. Say-on-pay votes will be held every three years, in response to the 58% of the stockholders voting in favor of the Company's recommendation that the vote be held every three years.

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  STR's 2010 ESPP plan became effective after approval at our 2011 stockholders' meeting. Under the 2010 ESPP, eligible employees may use payroll withholdings to purchase shares of the Company's common stock at a 10% discount. The Company has established four offering periods in which eligible employees may participate. The Company will purchase the number of required shares each period based upon the employees' contribution plus the 10% discount. We believe our 2010 ESPP provides all of our employees the opportunity to own stock and be more aligned with the interests of our stockholders.

        We are committed to having an open dialogue surrounding our executive compensation practices with our stockholders. To date, the Company has not received any unfavorable feedback surrounding its compensation practices from its stockholders.

Principles of Our Executive Compensation Program

        We have sought to create an executive compensation program that balances short-term versus long-term payments and awards, cash payments versus equity awards and fixed versus contingent payments and awards in ways that we believe are most appropriate to motivate our executive officers. Our executive compensation program is designed to:

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  attract and retain talented and experienced executives in the competitive solar industry;

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  motivate and reward executives whose knowledge, skills and performance are critical to our success;

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  align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value and rewarding executive officers when stockholder value increases;

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  ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

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  foster a shared commitment among executives by aligning their individual goals with the goals of the executive management team and our Company; and

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  compensate our executives in a manner that incentivizes them to manage our Company to meet our long-term objectives.

        Our Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers, to consider appropriate compensation for our President and CEO. For all other named executive officers, the Compensation Committee meets outside the presence of all executive officers except our President and CEO. On an annual basis, our President and CEO reviews with the Compensation Committee each other named executive officer's performance and recommends appropriate base salary, cash performance awards and grants of long-term equity incentive awards for all other executive officers. Based on the recommendations from our President and CEO and in consideration of the objectives described above and the principles described below, the Compensation Committee approves, and recommends that the Board approve, the annual compensation packages of our executive officers. The Compensation Committee also annually analyzes our President and CEO's performance and determines his base salary, cash performance awards and grants of long-term equity incentive awards based on its assessment of his performance with input from any consultants engaged by the Compensation Committee.

        In determining the compensation of our executive officers, we are guided by the following key principles:

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  Alignment with Stockholder Interests.  Compensation should be tied to our financial performance through equity and performance based awards to align the interests of our executive officers and key employees with those of our stockholders.

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  Competition.  Compensation should reflect the competitive marketplace, so we can attract, retain and motivate talented executives.

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  Accountability for Business Performance.  Compensation should be tied to our financial performance to hold executives accountable for their contributions to our performance as a whole through the performance of aspects of our business for which they are responsible.

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  Accountability for Individual Performance.  Compensation should be tied to the individual's performance to encourage and reflect individual contributions to our performance. We consider individual performance as well as performance of the business and responsibility areas that an individual oversees, and we weigh these factors as we consider appropriate in assessing a particular individual's performance.

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  Fair and Equitable Compensation.  The total compensation program should be fair and equitable to both our executive officers and our stockholders and should be fair relative to the compensation paid to other professionals in our organization. The total compensation program design should be informed by practices employed by our Industry Peers. Our Industry Peers are shown below. Our long-term target is to position total compensation levels for our executive officers and other key personnel between the median and 75th percentile of pay for comparable positions in the Compensation Survey.

 Our Peer Group

        In 2014, we, in conjunction with oversight from the Compensation Committee, have reviewed and modified our peer group. We felt it necessary to update our peer group to better align our peer group to the Company's current size and risk profile in executing its turnaround strategy.

Industry	Company Name	Ticker Symbol	Business
Semiconductor - Equipment & Materials	Amtech Systems Inc.	ASYS	Designs, assembles, sells, and installs capital equipment and related consumables used in the manufacture of wafers, primarily for the solar and semiconductor industries worldwide.
Semiconductor - Integrated Circuits	AXT Inc.	AXTI
Designs, develops, manufactures, and distributes compound and single element semiconductor substrates primarily used in wireless communications, lighting display applications, and fiber optic communications.
Semiconductor - Equipment & Materials	BTU International Inc.	BTUI
Engages in the design, manufacture, sale, and service of thermal processing equipment and related process controls for use in the electronics, alternative energy, automotive, and other industries worldwide.
Industrial Equipment & Components	Chase Corporation	CCF	Manufactures and sells protective materials for various applications in the United States and internationally. It operates in two segments, Industrial Materials and Construction Materials.
Biotechnology	Codexis Inc.	CDXS	Engages in the production of custom industrial enzymes for use in the pharmaceutical, biofuel, and chemical production.
Rubber & Plastics	Core Molding Technologies	CMT	Manufactures sheet molding compounds (SMC), and molds fiberglass reinforced plastics.
Diversified Machinery	Continental Materials Corporation	CUO
Produces and sells heating, ventilation, and air condition (HVAC) products; and construction products in North America. The company operates in Heating and Cooling; Evaporative Cooling; Concrete, Aggregates and Construction Supplies; and Door segments.
Semiconductor - Integrated Circuits	EMCORE Corporation	EMKR	Provides compound semiconductor-based products for the broadband, fiber optics, satellite, and solar power markets. The company operates in two segments, Fiber Optics and Photovoltaics.

Industry	Company Name	Ticker Symbol	Business
Chemicals - Major Diversified	GEVO Inc.	GEVO	A renewable chemicals and biofuels company, focusing on the development and commercialization of alternatives to petroleum-based products based on isobutanol produced from renewable feedstocks.
Business Software & Services	GSE Holding Inc.	GSE	Engages in the manufacture and marketing of engineered geosynthetic lining products for environmental protection and confinement applications worldwide.
Rubber & Plastics	JPS Industries Inc.	JPST	Engages in the manufacture and sale of extruded urethanes, ethylene vinyl acetates, and mechanically formed glass and aramid substrate materials for specialty applications
Diversified Machinery	Thermon Group Holdings Inc.	THR
Provides thermal engineered solutions for process industries in the United States, Canada, Europe, and Asia. Its products include a range of electric heat tracting cables, steam tracing components, tubin, bundel, and instrument and control products.
Advanced Materials	ZOLTEK Company's Inc.	ZOLT	Develops, manufactures, and markets carbon fibers and technical fibers primarily in the United States, Europe, and Asia.

Components of Our Executive Compensation Program

        Our executive compensation program currently consists of:

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  base salary;

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  annual incentive awards linked to corporate and business segment performance as well as the achievement of certain personal performance objectives under our management incentive plan. Prior to 2014, the annual incentive award was paid in cash. In 2014, our named executive officers' incentive awards will be settled in common stock if targets are achieved;

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  periodic grants of long-term equity-based compensation, such as restricted stock and stock options;

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  other executive benefits and perquisites; and

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  employment, severance, and retention agreements, which contain termination and change of control benefits.

        We combine these elements in order to formulate compensation packages that provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of our executive officers and other senior personnel with those of our stockholders.

        Base Salary.     The primary component of compensation of our executives has historically been base salary. We believe that the base salary element is required in order to provide our executive officers with a stable income stream that is commensurate with their responsibilities and competitive market conditions. The base salary of our named executive officers is reviewed on an annual basis.

        Mr. Yorgensen's 2013 base salary was $475,000, which was the same as his 2012 base salary.

        Mr. Morris's 2013 base salary was $339,900 through November 15, 2013, which the same as his 2012 base salary.

        Mr. Forman's 2013 base salary was $305,250, which was the same as his 2012 base salary.

        Mr. Radziewicz's 2013 base salary was $241,100, which was the same as his 2012 base salary.

        The base salaries of Messrs. Yorgensen, Morris, and Forman were initially established in their respective employment agreements. Our Compensation Committee made recommendations to the non-employee members of our Board as to the base salary to be paid to Mr. Yorgensen, our President and Chief Executive Officer, based upon:

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  his background and circumstances, including his experience and skills;

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  our knowledge of the competitive factors within the industry in which we operate;

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  his job responsibilities; and

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  our expectations as to the performance and contributions of Mr. Yorgensen and our judgment as to his potential future value to us.

        The base salaries paid to our named executive officers in 2013, 2012 and 2011 are set forth below in the Summary Compensation Table. For 2014, the base salaries of our named executive officers are expected to remain the same as 2013.

        Annual Incentive Awards.     We believe that annual incentive awards focus our executive officers' efforts and reward executive officers for annual results of operations that help create value for our stockholders. In 2013, the annual incentive award consisted of two components:

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  STR consolidated financial results; and

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  Individual performance goals.

        For 2013, our cash incentive awards for our named executive officers were tied to the achievement of STR's fully diluted non-GAAP and EBITDA targets set forth for each named executive officer pursuant to our MIP. Messrs. Yorgensen, Morris, Forman, and Radziewicz were entitled to receive a cash bonus of 75%, 50%, 40%, and 40% of their respective salary (the "Target Bonus") assuming the non-GAAP EPS target of not less than ($0.20) per common share (the "EPS Target") and EBITDA (excluding restructuring adjustments) of not less than ($ 4.7 million) (the "EBITDA Target") was met. In light of the Company's financial performance, cash bonuses for corporate performance were to be paid to the extent that EBITDA exceeded the EBITDA Target, subject to restrictions. Since the EPS Target and the EBITDA Target were not achieved, none of Messrs. Yorgensen, Morris, Forman or Radziewicz received a bonus pursuant to the Company's management incentive plan based upon the Company's financial performance. However, such executives were also afforded an opportunity to receive a cash bonus up to 15% of their Target Bonus upon the achievement of certain personal performance objectives. Accordingly, Messrs. Yorgensen, Morris, Forman, and Radziewicz received $9,357, $5,545, $3,663, and $10,660, respectively, under the Company's 2013 MIP due to the achievement of certain personal performance objectives.

        In 2014, each of Messrs. Yorgensen, Forman, and Radziewicz is eligible to receive a bonus payment up to 75%, 45%, and 45%, respectively, of such officer's base salary as of January 1, 2014 assuming the Company achieves its planned EBITDA target. Such bonus amounts would be paid in shares of the Company's common stock to such executives rather than a cash payment. In 2014, executives were not provided with specific personal performance objectives for which bonuses will be paid.

         Long-Term Equity-Based Compensation.     We believe that our long-term performance is fostered by a compensation methodology that compensates executive officers through the use of equity-based awards, such as stock options, restricted stock awards and other rights to receive compensation based on the value of our common stock. We also believe that when our executive officers possess an ownership interest in us, they have a continuing stake in our long-term success that aligns with stockholder value creation.

        In connection with our initial public offering on November 6, 2009, our Board adopted a new equity benefit plan pursuant to which a total of 4,750,000 shares of our common stock were authorized for issuance. In connection with our initial public offering and under the 2009 Equity Incentive Plan, we granted certain employees and directors options to purchase a total of 2,721,073 shares of our common stock at an exercise price equal to the initial public offering price, including option grants to Messrs. Yorgensen, Morris, and Radziewicz to purchase 441,010, 379,758, and 67,078 shares of our common stock, respectively. In addition, in connection with our initial public offering and under the 2009 Equity Incentive Plan, we granted certain employees options to purchase 774,612 shares of our common stock at exercise prices ranging from $12.81 to $21.50, including option grants at an exercise price of $12.81 to Messrs. Yorgensen and Morris to purchase 122,211 and 200,775 shares of our common stock, respectively. In order to maintain the economic incentives set forth in the original units granted to our current executive officers, directors and employees, our Compensation Committee decided to grant options to such individuals in connection with our initial public offering and our corporate reorganization. The options granted in connection with our initial public offering to Messrs. Morris and Yorgensen, as well as to other employees that held Class C, D, and E units, began to vest on January 31, 2010 and vest proportionately and on the same schedule as their Class C, D, and E units that converted into our common stock (including restricted common stock) in connection with our corporate reorganization. The options received by Messrs. Morris and Yorgensen in respect of their Class B units vested in full on January 31, 2010.

        In 2010, Mr. Forman, pursuant to his employment agreement, was granted an option to purchase 125,000 shares of our common stock at an exercise price equal to the fair market value on the date of grant, which was $23.06. The options vest monthly over four years from the grant date after May 2010, beginning June 30, 2010.

        In 2011, Mr. Forman was granted 50,000 shares of our restricted common stock. The restricted common stock vests monthly over four years from the grant date after October, beginning on November 1, 2011.

        In October 2012, Messrs. Yorgensen, Morris, Forman, and Radziewicz were granted options to purchase 285,000, 165,000, 125,000 and 100,000 shares of our common stock, respectively, at an exercise price equal to the fair market value on the date of grant, which was $3.10. Twenty five percent of the options vest on each of the first and second anniversary of the grant date and the remaining fifty percent of the options vest on the third anniversary of the grant date, subject to acceleration in certain circumstances.

        In April 2014, Messrs. Yorgensen, Forman, and Radziewicz were granted options to purchase 350,000, 190,000, and 150,000 shares of our common stock, respectively, at an exercise price equal to the fair market value on the date of grant, which was $1.59 per share. One third of the options vest on each of the first, second and third anniversaries of the grant date, subject to acceleration in certain circumstances.

        The Compensation Committee of our Board will determine, subject to the employment agreements, any future equity awards that each named executive officer will be granted pursuant to the 2009 Equity Incentive Plan. Shares subject to awards that expire or are cancelled or forfeited, or that are repurchased by us pursuant to the terms of the agreements, will again become available for issuance under the plan.

         Restricted Common Stock.     Shares of restricted common stock are awards of our common stock that vest in accordance with the terms and conditions established in the applicable governing document. Holders of restricted common stock have all rights with respect to voting and dividends as holders of our common stock.

        Holding Periods for Vested Options or Shares.     The Company does not require employees to hold vested options or vested shares of common stock. All equity awards issued to our employees have vesting periods that encompass at least three years for the awards to fully vest, subject to acceleration in certain events. The purpose of the long-term vesting period is to foster employee retention and to link long-term valuation creation for our stockholders. Based upon its vesting requirements, the Company does not believe establishing holding periods would provide additional benefits to stockholders.

        Stock Ownership Guidelines for Executive Officers.     The Company's stock ownership guidelines for its executive officers ensure that the interests of executive officers are aligned with the interests of stockholders. These guidelines set a target for our President and CEO to own stock in the Company in the amount of six times his or her base salary and other executive officers in the amount of three times his or her base. These stock ownership targets are intended to be met within five years from the guideline adoption. However, in light of the Company's financial performance and the recent decline in the price of the Company's shares of common stock, the Board may reassess the stock ownership target in the near future.

        Pledging and Hedging Shares Policy.     The Company prohibits its directors and executive officers from entering into hedging transactions related to the Company's common stock. In addition, pledging of the Company's securities in connection with a loan is restricted unless an exception is granted to a person who clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. The Company has not previously granted an exception nor does it expect to grant an exception in the future.

        Other Executive Benefits and Perquisites.     We provide the following benefits to our executive officers on the same basis as other eligible employees:

  •
  health and dental insurance;

  •
  life insurance;

  •
  long-term and short-term disability;

  •
  a 401(k) and profit sharing plan; and

  •
  a Section 125 cafeteria plan.

        We provide a qualified matching contribution of up to 2.5% to eligible employees, including our executive officers, who participate in our 401(k) and profit sharing plan.

        Employment Agreements and Termination and Change of Control Benefits.     We have employment agreements with certain of our named executive officers. We entered into a new employment agreement with Mr. Yorgensen on December 7, 2011 in connection with his appointment as the Company's President and CEO, effective January 1, 2012. We entered into an employment agreement with Mr. Morris, in connection with our acquisition by DLJMB and its co-investors in 2007, and such agreement was terminated as of November 15, 2013. We entered into an employment agreement with Mr. Forman in May 2010. Mr. Radziewicz presently does not have an employment agreement with the Company.

        The primary purpose of the agreements is to establish the terms of employment and to protect both us and the executive. We are provided with reasonable protections that the executive will perform at acceptable levels and will not compete with or recruit employees from us during or after the termination of employment. The executive is provided financial protection in the event of certain reasons for termination of employment in recognition of the executive's professional career and a forgoing of present and future career options. The employment agreements provide for severance payments in the event of certain categories of termination. See "Potential Payments Upon Termination or Change of Control" and "Employment Agreements".

Use of a Compensation Consultant

        To enhance the Compensation Committee's ability to perform its responsibilities, the Compensation Committee has in recent years retained the services of an independent compensation consultant. The Compensation Committee retained Mercer in 2014, 2012, and 2011 to consult and advise on certain executive compensation issues. In considering the selection of Mercer, the Compensation Committee considered Mercer's independence to the Company. In particular, the following factors were assessed:

  •
  Whether personal or business relationship of the advisor or Mercer exists with an executive officer of the Company;

  •
  Whether personal or business relationship of the advisor exists with any members of the Compensation Committee;

  •
  Other services that Mercer provided to the Company;

  •
  The amount of fees paid to Mercer compared to the total revenue of Mercer;

  •
  Whether Mercer's policies and procedures are designed to prevent conflicts of interest; and

  •
  Whether any shares of STR stock are owned by the advisor.

        As an advisor to the Compensation Committee, Mercer has reviewed the total compensation and pay levels of the Company's named executive officers, examined aspects of the Company's executive compensation programs to ensure their ongoing support of the Company's business strategy, informed the Compensation Committee of developing legal and regulatory considerations affecting executive compensation and benefit programs and provided general advice to the Compensation Committee with respect to compensation decisions pertaining to the President and Chief Executive Officer and other senior executives. In addition, during 2011 through 2013, Mercer provided the Company with consulting services relative to the administration of its U.S. benefits programs, primarily in the administration of the Company's U.S. self-insured medical plans. Mercer did not provide executive compensation services to the Company in 2013.

        The Compensation Committee assessed the independence of Mercer pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Mercer from independently representing the Compensation Committee during 2014. In carrying out its responsibilities, Mercer may collaborate with management to obtain data, provide background on program history and operation, and clarify pertinent information. Nevertheless, the Compensation Committee has the sole authority to engage and/or terminate Mercer's services.

Severance Agreements

        The Company entered into severance agreements, dated as of October 1, 2012 (the "Severance Agreements"), with certain members of management, including each of Robert S. Yorgensen, Barry A. Morris, Joseph C. Radziewicz and Alan N. Forman, setting forth certain payments and benefits in the event of termination of employment. The Severance Agreements will remain in effect until October 1, 2017 and will automatically renew for one year periods unless the Company or the executive provides notice of termination as provided for in the Severance Agreement. However, the term of each

Severance Agreement will not expire before a date that is 18 months after a Change of Control that occurs during the term of the Severance Agreements. To the extent applicable, the Severance Agreements supersede and replace the severance provisions set forth in any executive's employment agreement with the Company.

        The Severance Agreements provide, among other things, that, if the executive is terminated for any reason, the executive is entitled to his full base salary through the date of termination at the rate in effect immediately prior to such termination date, as well as all compensation and benefits due to the executive under the terms of the Company's benefit plans, programs and arrangements in effect immediately prior to the termination date.

        If an executive (other than Mr. Yorgensen) is terminated by the Company without Cause (as defined) or if he terminates his employment with Good Reason (as defined), other than during a Change in Control Severance Period (as defined), the executive is entitled to receive the payments described above plus (i) the sum of 1.0 times his base salary; (ii) a pro rata portion of any bonus payment he would have been eligible to receive for the performance year during which the termination date occurs; (iii) up to 12 months of payments in the amount required for continuation of COBRA plans and other benefits; (iv) prepayment of all life insurance premiums for 12 months plus the transfer of ownership of all rights of ownership of such arrangements; (v) payments for outplacement services for up to 12 months; and (vi) the reimbursement of reasonable legal fees and expenses incurred by the executive in disputing in good faith issues relating to the termination of employment or obtaining or enforcing any benefit provided under the Severance Agreement. Mr. Yorgensen is entitled to the same benefits described above for the other executives, except he is eligible to receive a sum of 2.0 times his base salary in such event and the continuation of COBRA benefits, life insurance benefits and outplacement services for up to 24 months.

        If an executive (other than Mr. Yorgensen) is terminated by the Company without Cause or if he terminates his employment with Good Reason (as defined) during a Change in Control Severance Period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months and legal fees described above. Mr. Yorgensen is entitled to the same benefits described above for the other executives, except he is eligible to receive a sum of 2.0 times his base salary and target bonus in such event and the continuation of COBRA benefits, life insurance benefits and outplacement services for up to 24 months. The Change of Control Severance Period is the period commencing 90 days prior to a Change in Control and ending one year following a Change in Control.

        On November 15, 2013, Mr. Morris' position with the Company was eliminated, and the Company has agreed to pay severance to Mr. Morris and to provide him with other benefits pursuant to his severance agreement with the Company.

Performance Based Retention Awards

        In connection with the Company's exploration of strategic alternatives during 2013, the Company entered into retention agreements, dated as of July 18, 2013 (the "Retention Agreements"), with certain members of senior management, including each of Robert S. Yorgensen, Barry A. Morris, Alan N. Forman, and Joseph C. Radziewicz (collectively, the "Retained Officers").

        The Retention Agreements provide for the payment of a bonus (the "Retention Bonus") upon the closing of a Change of Control Transaction (as defined) or upon the Company's achievement of certain financial performance targets. Each Retained Officer will be entitled to a Retention Bonus so long as he continues to be employed by the Company until the earlier of (i) a closing of a Change of Control Transaction, or (ii) June 30, 2014; provided however, that in the event that an Retained Officer's employment is terminated by the Company without Cause, or by the Retained Officer for Good

Reason, such Retained Officer shall be entitled to receive the Retention Bonus as if such Retained Officer's employment was not terminated. Mr. Morris' employment was terminated without Cause on November 15, 2013 when his position was eliminated, and he is eligible to receive a Retention Bonus.

        The Retention Bonus for Messrs. Yorgensen, Morris, Forman, and Radziewicz is $333,000, $238,000, $229,000, and $180,000, respectively. In the event that a Change in Control Transaction does not close by June 30, 2014, each Executive Officer shall be entitled to receive up to twenty five percent (25%) of the Retention Bonus upon the achievement of each quarterly financial target.

        Achievement of quarterly financial targets shall be calculated as follows:

  (i)
  up to seventy percent (70%) of the Retention Bonus (the "EBITDA Target Portion") shall be based upon the achievement by the Company of certain quarterly adjusted EBITDA targets; and

  (ii)
  thirty percent (30%) of the Retention Bonus (the "Cash Target Portion") shall be based upon the achievement by the Company of certain quarterly adjusted cash targets.

        A percentage of the EBITDA Target Portion shall be earned in an amount equal to the percentage of the Quarterly Adjusted EBITDA Target achieved by the Company; provided however, that if the Company achieves less than eighty percent (80%) of such Quarterly Adjusted EBITDA Target, none of the EBITDA Target Portion of the Retention Bonus shall be paid with respect to such quarterly achievement. If the Company achieves less than one hundred percent (100%) of the Quarterly Adjusted Cash Target, none of the Cash Target Portion of the Retention Bonus shall be paid with respect to such quarterly achievement.

        In light of the closing of the modified "Dutch auction" tender offer in March 2014 (which is not a Change of Control Transaction under the Retention Agreements) and the Company's current financial performance, the Company does not expect to make payments to employees pursuant to the Retention Agreements.

Risk Assessment of Compensation Policies and Practices

        The Company has assessed whether its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company and has determined that the Company's compensation practices and policies do not create such risks. The Company's conclusion was based on the following risk mitigating factors:

  •
  the Company uses a blend of compensation that balances short-term/long-term and base/incentive rewards for performance. The Company's short-term compensation is comprised of base salary and potential annual bonus under our management incentive plan. Base salaries are determined with the aid of an independent compensation consultant with the objective of targeting annual salaries to the 50th to 75th percentile of our peer group. Based upon this practice, employees are paid competitively for services rendered. The base salary is supplemented with an annual incentive bonus opportunity that provides participants with the opportunity to earn a threshold, target and maximum bonus amount that is contingent on achieving performance objectives. The use of a range of potential payouts mitigates pressures to obtain an absolute target, yet motivates employees to maximize performance. These short-term awards are supplemented with long-term equity incentive grants that occur occasionally. The equity grants vest over a longer period of time, typically three years, and align recipients' interests with those of the Company's stockholders and make it unlikely that recipients will pursue behaviors that expose the Company to any material adverse risks. We believe this compensation mix rewards performance that generates stockholder value, while maintaining an appropriate balance between profitability and stability.

  •
  the Board reviews performance measures including the annual budget to ensure such targets are consistent with stockholder value creation and are not unrealistic based on its understanding of the Company's competitive position, industry dynamics and overall economic conditions. Realistic goal setting reduces aggressive risk taking associated with trying to achieve stretch targets.

  •
  the Company has minimum stock ownership guidelines for executive officers and its directors that ensure senior management is setting the proper tone at the top for long-term stockholder value creation.

Compensation Committee Report

        We, the Compensation Committee of the Board of STR Holdings, Inc. (the "Company"), have reviewed and discussed the Compensation Discussion and Analysis set forth above with management of the Company, and based upon such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

    Compensation Committee:

    John A. Janitz, Chairperson
    Robert M. Chiste

Summary Compensation Table

        The following table sets forth certain information with respect to compensation for the years ended December 31, 2013, 2012, and 2011 earned by or paid to our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards $(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Robert S. Yorgensen	2013	$475,000	$—	$—	$9,357	$22,973	$507,330
President and CEO	2012	$475,000	$—	$510,150	$—	$22,236	$1,007,386
	2011	$346,739	$—	$—	$—	$33,915	$380,654
Barry A. Morris(6)	2013	$287,608	$—	$—	$5,545	$714,180	$1,007,333
Executive Vice President and	2012	$316,725	$—	$295,350	$—	$22,236	$634,311
Chief Operating Officer	2011	$298,662	$—	$—	$—	$33,915	$332,577
Alan N. Forman	2013	$305,250	$—	$—	$3,663	$22,495	$331,408
Senior Vice President, General	2012	$278,668	$—	$223,750	$—	$21,721	$524,139
Counsel and Secretary	2011	$249,423	$405,500	$—	$—	$3,093	$658,016
Joseph C. Radziewicz	2013	$241,100	$—	$—	$10,660	$8,636	$260,396
Vice President, Chief Financial	2012	$207,573	$—	$179,000	$—	$7,823	$394,396
Officer and Chief Accounting	2011	$190,577	$—	$—	$—	$17,889	$208,466
Officer

(1)
The amounts reported in this column reflect the amounts paid in 2013 pursuant to each executive's employment agreement, except for Mr. Radziewicz who does not presently have an employment agreement, and take into account salary increases. For more information regarding these arrangements, see "Employment Agreements".

(2)
The amounts reported in this column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. The effects of estimated forfeitures are excluded.

(3)
The amounts reported in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718 as of the grant date. For purposes of the table above, the effects of estimated forfeitures are excluded.

(4)
The amounts reported in this column reflect annual performance bonuses earned by the named executive officers pursuant to their employment agreements and the management incentive plan and based upon the named executive officers' respective base salaries as of January 1, 2011. Such amounts are payable in the following year once the respective year's financial statements have been audited. These annual performance bonuses are defined as non-equity incentive plan compensation by the rules and regulations of the SEC.

(5)
The amounts reported in this column represent 401(k) and profit sharing contributions to eligible employees, our Section 125 cafeteria plan, term life insurance, disability insurance, long-term care insurance and other personal benefits. The amounts included in that column are included in the table below.

(6)
Mr. Morris was the Chief Operating Officer until November 15, 2013.

 All Other Compensation

Name	Year	401(k) Match(a)	Profit Sharing Plan(a)	Section 125 Plan(b)	Term Life Insurance(c)	Disability Insurance(c)	Long-Term Care Insurance(c)	Other Personal Benefits(d)
Robert S. Yorgensen	2013	$6,250	$—	$14,298	$840	$540	$1,045	$—
	2012	$6,250	$—	$14,320	$840	$540	$286	$—
	2011	$6,125	$12,250	$14,298	$—	$—	$—	$1,242
Barry A. Morris	2013	$6,250	$—	$13,198	$775	$498	$628	$692,831
	2012	$6,250	$—	$14,320	$840	$540	$286	$—
	2011	$6,125	$12,250	$14,298	$—	$—	$—	$1,242
Alan N. Forman	2013	$6,250	$—	$14,298	$840	$540	$567	$—
	2012	$6,250	$—	$13,805	$840	$540	$286	$—
	2011	$1,442	$—	$1,000	$—	$—	$—	$651
Joseph C. Radziewicz	2013	$6,003	$—	$1,000	$660	$540	$433	$—
	2012	$5,189	$—	$1,000	$808	$540	$286	$—
	2011	$4,764	$9,000	$4,125	$—	$—	$—	$—

(a)
Reflects amounts of contributions paid to such executive in each fiscal year under 401(k) matching and our profit sharing plan for eligible employees.

(b)
We maintain a Section 125 cafeteria plan that allows our employees to set aside pre-tax dollars to pay for certain benefits. This amount represents payments made by us on the employee's behalf towards a Section 125 cafeteria benefits plan.

(c)
Represents premiums paid by us for applicable insurance policies.

(d)
In 2011, Mr. Yorgensen received $1,242 of related spouse travel reimbursement.

In 2013, Mr. Morris received deferred compensation in the amount of $630,080 (to be paid in January 2014), vacation payout of $36,605 and severance of $26,146 in connection with his position being eliminated. In 2011, Mr. Morris received $1,242 of related spouse travel reimbursement.

In 2011, Mr. Forman received $651 of related spouse travel reimbursement.

 Outstanding Equity Awards

        The following table sets forth certain information with respect to outstanding equity awards of our named executive officers as of December 31, 2013.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Robert S. Yorgensen
Options	441,010	—	$10.00	11/6/2019	—	$—
Options	200,775	—	$12.81	11/6/2019	—	$—
Options(2)	71,250	213,750	$3.10	9/28/2022	—	$—
Barry A. Morris
Options	379,758	—	$10.00	11/6/2019	—	$—
Options	122,211	—	$12.81	11/6/2019	—	$—
Options(2)(3)	41,250	123,750	$3.10	9/28/2022	—	$—
Alan N. Forman
Common Stock(4)	—	—	—	—	22,909	$35,967
Options(5)	111,190	13,020	$23.06	5/2/2020	—	$—
Options(2)	31,250	93,750	$3.10	9/28/2022	—	$—
Joseph C. Radziewicz
Options	67,078	—	$10.00	11/6/2019	—	$—
Options(2)	25,000	75,000	$3.10	9/28/2022	—	$—

(1)
Market value of unvested shares is based upon December 31, 2013 closing price of $1.57.

(2)
The options vest twenty five percent on each of the first two anniversaries of the date of grant and fifty percent on the third anniversary of the date of grant.

(3)
Such options expired in February 2014.

(4)
Unvested shares of restricted stock shares will vest ratably on a monthly basis over the 22 months following December 31, 2013.

(5)
The remaining shares subject to the option will vest ratably on a monthly basis over the 4 months following December 31, 2013.

 Stock Vested

        The following table sets forth certain information with respect to shares vesting during the year ended December 31, 2013 with respect to the named executive officers. No named executive officers exercised any options during the year ended December 31, 2013.

Stock Vested
Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Robert S. Yorgensen
Common Stock	—	$—
Barry A. Morris
Common Stock	—	$—
Alan N. Forman
Common Stock	12,504	$27,874
Joseph C. Radziewicz
Common Stock	—	$—

(1)
Value realized on vesting was calculated by multiplying the number of shares acquired upon vesting at closing market price of shares on the last day prior to each vesting date.

Pension Benefits

        In the year ended December 31, 2013, our named executive officers received no pension benefits and had no accumulated pension benefits.

Nonqualified Deferred Compensation

        We had a deferred compensation arrangement with certain members of management that stated upon the earlier of December 31, 2015, our sale of the Company or termination of employment for any reason, the members were entitled to bonus payments based upon a formula set forth in their respective employment agreements. The payments were tied to distribution amounts they would have received with respect to their former ownership in our predecessor Company if its assets were sold at fair market value compared to the value of our stock price. The amount of the potential bonus payment was capped in total to $2.0 million. In connection with his termination, Mr. Morris qualified for payment of this arrangement and in accordance with his agreement, $630,080 was paid in January 2014 to Mr. Morris.

Potential Payments upon Termination or Change of Control

        The information below describes and quantifies certain compensation that would become payable under each named executive officer's employment agreement if, as of December 31, 2013, his employment had been terminated, there was a change of control or if the DLJMB investors transferred or sold 50% or more of their original beneficial ownership in us to third parties. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.

        Each of our named executive officers is entitled to payments upon termination pursuant to their respective employment agreements.

         Robert S. Yorgensen.     If terminated for any reason, Mr. Yorgensen, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to his employment agreement; (iii) any accrued vacation pay owed to him pursuant to his employment agreement; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his restricted stock agreements with us.

        If Mr. Yorgensen is terminated without cause (including pursuant to his death or disability) or if he terminates his employment with good reason (other than during the period (the "Change of Control Severance Period") commencing three months before, or ending 12 months after, a Change in Control (as defined)), he (or his estate) will be entitled to receive in addition to the payments described above, his then current base salary for 24 months from the date of termination, a pro rata portion of any bonus payment he would have been eligible to receive, continued coverage for Mr. Yorgensen under our health, life insurance and retirement plans for 24 months and continued paid coverage for Mr. Yorgensen, his wife and any eligible dependents under all group health benefit plans for 24 months. In addition, any unvested shares that would have vested within the 12 months following such termination will vest immediately.

        If Mr. Yorgensen is terminated by the Company without cause or if he terminates his employment with good reason during a Change of Control Severance Period, he is entitled to (i) the sum of 2 times his base salary; (ii) 2 times his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 24 months.

        However, Mr. Yorgensen will only be entitled to such payments if he signs a release of all legal claims against STR and certain related parties and he does not violate his agreement not to compete. See "Non-Competition and Non-Solicitation".

        Alan N. Forman.     If terminated for any reason, Mr. Forman, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to his employment agreement; (iii) any accrued vacation pay owed to him pursuant to his employment agreement; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his restricted stock agreements with us.

        If Mr. Forman is terminated without cause (including pursuant to his death or disability) or if he terminates his employment with good reason (other than during a Change of Control Severance Period), he (or his estate) will be entitled to receive in addition to the payments described above, his then current base salary for 12 months from the date of termination, a pro rata portion of any bonus payment he would have been eligible to receive, continued coverage for Mr. Forman under our health, life insurance and retirement plans for 12 months and continued paid coverage for Mr. Forman, his wife and any eligible dependents under all group health benefit plans for 12 months. In addition, any unvested shares that would have vested within the 12 months following such termination will vest immediately.

        If Mr. Forman is terminated by the Company without cause or if he terminates his employment with good reason during a Change of Control Severance Period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months.

        However, Mr. Forman will only be entitled to such payments if he signs a release of all legal claims against STR and certain related parties and he does not violate his agreement not to compete. See "Non-Competition and Non-Solicitation".

         Joseph C. Radziewicz.     If terminated for any reason, Mr. Radziewicz, or his estate, will be entitled to receive a lump sum comprised of (i) his annual base salary through the date of termination; (ii) any expenses owed to him pursuant to Company policy; (iii) any accrued vacation pay owed to him pursuant to Company policy; (iv) any amounts arising from his participation in, or benefits under, any employee benefit plans, programs or arrangements; and (v) any amounts which may be due to him under his stock option agreements with us.

        If Mr. Radziewicz is terminated without cause (including pursuant to his death or disability) or if he terminates his employment with good reason (other than during a Change of Control Severance Period), he (or his estate) will be entitled to receive in addition to the payments described above, his then current base salary for 12 months from the date of termination, a pro rata portion of any bonus payment he would have been eligible to receive, continued coverage for Mr. Radziewicz under our health, life insurance and retirement plans for 12 months and continued paid coverage for Mr. Radziewicz, his wife and any eligible dependents under all group health benefit plans for 12 months. In addition, any unvested shares that would have vested within the 12 months following such termination will vest immediately.

        If Mr. Radziewicz is terminated by the Company without cause or if he terminates his employment with good reason during a Change of Control Severance Period, he is entitled to (i) the sum of 1.25 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 15 months.

        However, Mr. Radziewicz will only be entitled to such payments if he signs a release of all legal claims against STR and certain related parties and he does not violate his agreement not to compete. See "Non-Competition and Non-Solicitation".

        In addition, pursuant to the Retention Bonus Agreements described above, in the event that a Change in Control Transaction closes by June 30, 2014, each of Messrs. Yorgensen, Morris, Forman, and Radziewicz is entitled to receive a retention bonus award equal to $333,000, $238,000, $229,000, and $180,000, respectively.

        In connection with his position elimination, Mr. Morris received deferred compensation in the amount of $630,080, which was paid in January 2014.

        The following table summarizes the potential payments to Messrs. Yorgensen, Forman and Radziewicz assuming that such events occurred as of December 31, 2013 based on each executive's current employment agreement:

	Severance Amounts ($)	Pro-Rata/ Target Bonus	Other	Benefits ($)	Benefit Continuation ($)	Vested Shares ($)(1)	Accelerated Vesting of Incentive Shares ($)(2)	Total ($)
Robert S. Yorgensen
Termination for any reason (other than without cause or for good reason)	$—	$—	$—	$—	$—	$752,738	$—	$752,738
Termination without cause or for good reason(3)(4)	$950,000	$356,250	$—	$—	$41,334	$752,738	$—	$2,100,322
Termination within the change of control severance period(5)	$950,000	$712,500	$—	$—	$41,334	$752,738	$—	$2,456,572
Alan N. Forman
Termination for any reason (other than without cause or for good reason)	$—	$—	$—	$—	$—	$42,533	$—	$42,533
Termination without cause or for good reason(3)(4)	$305,250	$122,100	$—	$—	$20,667	$42,533	$—	$490,550
Termination within the change of control severance period(5)	$381,563	$122,100	$—	$—	$25,834	$42,533	$35,967	$607,997
Joseph C. Radziewicz
Termination for any reason (other than without cause or for good reason)	$—	$—	$—	$—	$—	$—	$—	$—
Termination without cause or for good reason(3)(4)	$240,100	$96,040	$—	$—	$20,667	$—	$—	$356,807
Termination within the change of control severance period(5)	$300,125	$96,040	$—	$—	$25,834	$—	$—	$421,999

(1)
The amounts reported in this column reflect the aggregate fair market value, based upon the closing price of $1.57 of our common stock as of December 31, 2013, of vested shares held by such executive on December 31, 2013.

(2)
The amounts reported in this column reflect the aggregate fair market value, based upon the closing price of $1.57 of our common stock as of December 31, 2013, of unvested restricted stock and options held by such executive on December 31, 2013 that would accelerate upon such termination or change of control. Accelerated option amounts are calculated based upon the spread between the closing price on December 31, 2013, and the exercise price of the option. All of our executive's stock options outstanding as of December 31, 2013 that would be subject to accelerated vesting were out-of-the money on such date.

(3)
Pro-rata bonus assumes termination as of December 31, 2013 and all performance objectives are met.

(4)
Assumes that the target bonus threshold under the Company's Management Incentive Plan is not achieved. If such target is achieved, then the executive is entitled to receive a payment equal to a percentage of his target bonus based upon the number of days employed during the year in which he is terminated. In addition, under the respective restricted stock and/or option agreements, if the executive is terminated without cause or the executive terminates his employment for good reason, unvested restricted common stock and unvested options that vest solely based upon time will vest in additional installments as such restricted stock or options would have vested had the executive been employed by us for an additional year.

(5)
Upon a change of control, all unvested restricted stock and options held by the executives will vest in full.

Employment Agreements

        Robert S. Yorgensen.     We entered into an employment agreement with Mr. Yorgensen, our Vice President and President of STR Solar in connection with our acquisition by DLJMB and its co-investors on June 15, 2007. On December 7, 2011, we entered into a new employment agreement with Mr. Yorgensen effective January 1, 2012 in connection with his appointment as the Company's President and Chief Executive Officer. Pursuant to the new agreement, his annual base salary is $475,000 subject to annual discretionary increases, and he will be eligible to participate in the Company's (i) management incentive plan with an annual performance bonus target of at least 75% of his annual base salary and (ii) long-term incentive plan awards in each case based upon performance goals set by the Company's board of directors for a particular fiscal year.

        Alan N. Forman.     We entered into an employment agreement with Mr. Forman, our Senior Vice President, General Counsel and Secretary on May 3, 2010. Pursuant to Mr. Forman's employment agreement, he is paid a base salary subject to annual increases and is eligible to receive an annual performance bonus based upon performance goals set by our Board for a particular fiscal year. For the 2013 fiscal year, Mr. Forman's annual base salary was $305,250 and he was eligible to receive a target bonus equal to 40% of his base salary. See "Base Salary" and "Incentive Awards".

Non-Competition and Non-Solicitation

        Each of our named executive officers has entered into non-competition and non-solicitation agreements with us. Pursuant to such agreements, each named executive officer has agreed not to compete with us for a specified period of time following such executive's date of termination. In addition, each named executive officer may not solicit any of our employees during the term of his non-competition period. The non-competition and non-solicitation period is 24 months for Mr. Yorgensen and 12 months for each of Messrs. Morris, Mr. Forman, and Mr. Radziewicz. We have the option to extend each executive's non-competition and non-solicitation period for an additional year. If we extend the non-competition and non-solicitation period of Messrs. Yorgensen or Forman, we must provide six months' notice to the executive, pay such executive his annual base salary, payable over 12 months, and extend his participation in our health, life insurance, and retirement plans through the extended period.

Indemnification of Officers and Directors

        Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware General Corporation Law, or DGCL. We have established directors' and officers' liability insurance that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances.

        In addition, our certificate of incorporation provides our directors will not be liable for monetary damages for breach of fiduciary duty, except for liability relating to any breach of the director's duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under Section 174 of the DGCL or any transaction from which the director derived an improper personal benefit.

        In addition, prior to the completion of our initial public offering, we entered into indemnification agreements with each of our executive officers and directors. We also entered into indemnification agreements with each of our officers and directors that joined the Company after the initial public offering. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted under the DGCL.

        There is no pending litigation or proceeding naming any of our directors or officers for which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or executive officer.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based upon the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Percentage of beneficial ownership is based upon 26,210,261 shares of common stock outstanding as of March 19, 2014. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 19, 2014, ("presently exercisable stock options") are deemed to be outstanding and beneficially owned by the person holding the options for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the address for each holder listed below is STR Holdings, Inc., 18 Craftsman Road, East Windsor, CT 06088

Name of beneficial owner	Amount and nature of ownership	Percentage of class
T. Rowe Price Associates, Inc.(1)	6,359,706	24.3%
Bryant R. Riley(2)	3,305,442	12.6%
Dennis L. Jilot(3)(4)	1,745,609	6.7%
Robert S. Yorgensen(4)	1,192,486	4.6%
Alan N. Forman(4)	198,438	*
Joseph C. Radziewicz(4)	92,078	*
Scott S. Brown	67,089	*
Robert M. Chiste	58,119	*
John A. Janitz(4)	390,356	*
Andrew M. Leitch	14,901	*
Dominick J. Schiano(4)	290,356	*
All directors and executive officers as a group(2)(3)(4)	7,354,874	28.1%

*
Less than one percent of the outstanding shares of our common stock.

(1)
Information in the table and this footnote is based solely upon information contained in a joint filing of Schedule 13G filed with the SEC by T. Rowe Price and T. Rowe Price Science & Technology Fund, Inc. on February 11, 2014. As of December 31, 2013, T. Rowe Price had sole dispositive power over 6,359,706 shares and sole voting power over 921,266 shares.

(2)
Includes (i) 997,840 shares owned jointly by Mr. Riley and his wife, (ii) 407,202 shares owned by Riley Investment Partners, LP of which Mr. Riley is the managing member of Riley Investment Management, LLC, its General Partner, (iii) 775,400 shares owned by B. Riley & Co., LLC., of which Mr. Riley is the Chairman, and (iv) 1,125,000 shares owned by Equitec Proprietary Markets, LLC ("Equitec"). Mr. Riley disclaims beneficial ownership of the shares owned by Equitec. Information in the table and this footnote is based solely upon information contained in a Form 4 filed with the SEC by Riley Investment Partners, LP on March 14, 2014 and the Schedule 13D filed with the SEC by Riley Investment Partners, LP, Riley Investment Management, LLC, B. Riley & Co., LLC, Bryant R. Riley and Equitec Proprietary Markets, LLC on March 11, 2014.

(3)
Includes 50,160 shares of common stock held directly by Mr. Jilot, 947,500 shares of common stock held by The Dennis L. and Linda L. Jilot Family Trust and 67,816 shares that are held by Dennis L. Jilot, as Trustee of The Dennis L. Jilot Annuity Trust Agreement dated April 16, 2012 (the "Dennis L. Jilot Annuity Trust"). Mr. Jilot and Linda L. Jilot are co-trustees of The Dennis L. and Linda L. Jilot Family Trust and have equal voting and dispositive power over the shares of stock held by The Dennis L. and Linda L. Jilot Family Trust. Also includes 67,816 shares that are held by Linda L. Jilot, as Trustee of The Linda L. Jilot Annuity Trust Agreement dated April 16, 2012 (the "Linda L. Jilot Annuity Trust"). Linda L. Jilot is Mr. Jilot's spouse. Mr. Jilot disclaims ownership of the shares held by Linda L. Jilot Annuity Trust, except to the extent of any pecuniary interests therein.

(4)
Includes the following presently exercisable stock options as applicable: Mr. Jilot—612,317; Mr. Yorgensen—713,035; Mr. Forman—148,438; Mr. Radziewicz—92,078; Mr. Schiano—185,505; Mr. Janitz—185,505; and all current directors and executive officers as a group—1,936,878.

EQUITY COMPENSATION PLAN

        The following table summarizes common stock that may be issued under our existing equity compensation plan as of December 31, 2013:

	Common shares to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by STR stockholders(2)	3,771,305	$9.13	1,870,933
Equity compensation plans not approved by STR stockholders	N/A	N/A	N/A

Totals	3,771,305	$9.13	1,870,933

(1)
Includes shares issuable pursuant to the exercise of stock options.

(2)
STR Holdings, Inc. 2009 Equity Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. To our knowledge, based solely on our review of the copies of such filings received by us and the written representations of our officers and directors, with respect to the fiscal year ended December 31, 2013, all applicable Section 16(a) filing requirements were timely met.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Set forth below is a description of certain relationships and related person transactions between us and our directors, executive officers and holders of more than 5% of our voting securities since January 1, 2012. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

 Dutch Auction

        On January 31, 2014, we commenced a modified "Dutch auction" tender offer (the "Offer") to repurchase, for cash, up to $30.0 million of shares of our common stock. On March 7, 2014, we closed on the Offer and purchased a total of 15,664,117 shares at $1.54 per share for an aggregate purchase price of $24.1 million, excluding fees and expenses associated with the Offer. Certain of our directors and their affiliates sold shares to us in the Offer. Each of Dennis L. Jilot, our Chairman of the Board, Andrew M. Leitch, our Chairman of the Audit Committee, and Dominick J. Schiano sold to us 770,000 (representing approximately 41% of such stockholder's shares), 49,188 (representing approximately 84% of such stockholder's shares), and 100,000 shares (representing approximately 50% of such stockholder's shares), respectively. In addition, certain affiliates of Susan C. Schnabel, formerly our Lead Director and Chair of the Nominating and Corporate Governance Committee, sold a total of 10,079,708 shares (representing all of such stockholders' shares) to us. As a result of such sales, John A Janitz, the Chairman of our Compensation Committee, and Mr. Schiano each received approximately $200,000 resulting from their pecuniary interest in 110,504 shares previously held by such affiliates of Ms. Schnabel.

Board Compensation

        Directors who are our employees or employees of our subsidiaries or affiliated with DLJMB receive no compensation for their service as members of either our Board or Board committees. All non-employee members of our Board not affiliated with DLJMB are compensated as set forth under "Director Compensation and Stock Ownership Guidelines—Director Compensation".

Employment Agreements

        We have entered into employment agreements with each of Messrs. Yorgensen and Forman. For more information regarding these agreements, see "Executive Compensation—Employment Agreements" and "Potential Payments Upon Termination or Change of Control".

Indemnification Agreements

        We entered into indemnification agreements with each of our directors and executive officers in connection with our initial public offering in November 2009 and Mr. Forman in May 2010. We also entered into indemnification agreements with each of our directors that joined the Company after the initial public offering. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director or executive officer.

Policies for Approval of Related Person Transactions

        On November 6, 2009, our Board adopted a written related person transactions policy which is administered by our Audit Committee. Our Audit Committee reviews and approves or ratifies all relationships and related person transactions between us and (i) our directors, director nominees, executive officers or their immediate family members, (ii) any 5% record or beneficial owner of our common stock or (iii) any immediate family member of any person specified in (i) and (ii) above. Our Senior Vice President, General Counsel and Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related party transactions and for determining, based upon the facts and circumstances, whether we or a related person have a direct or indirect material interest in the transaction.

        As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related party transaction, the Audit Committee will consider:

  •
  our relationship with the related person;

  •
  the nature of the related person's interest in the transaction;

  •
  the availability of other sources of comparable products or services;

  •
  the material terms of the transaction to the related person and to us, including, without limitation, the amount and type of transaction;

  •
  whether the transaction was in the ordinary course of our business and was proposed and considered in the ordinary course of our business; and

  •
  the importance of the transaction to us.

        Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the Audit Committee will provide all material information concerning the transaction to the Audit Committee.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table sets forth the aggregate fees billed to us for the audit and other services provided by UHY LLP during the fiscal year ended December 31, 2013:

2013
Audit Fees(1)	$250,000
Audit-Related Fees(2)	40,833
Tax Fees(3)	23,965
All Other Fees(4)	—

Total	$314,798

(1)
Represents the aggregate fees billed for the audit of the Company's financial statements in connection with the statutory and regulatory filings or engagements for the 2013 fiscal year.

(2)
2013 fees represent the aggregate fees billed for an employee benefit plan audit.

(3)
Represents the aggregate fees billed for tax compliance and tax consulting services. During 2013, the tax fees include transfer pricing and consultations surrounding strategic transactions.

(4)
Represents the aggregate fees billed for all products and services provided that are not included under "audit fees", "audit-related fees or "tax fees".

        The following table sets forth the aggregate fees billed to us for the audit and other services provided by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2012:

2012
Audit Fees(1)	$795,000
Audit-Related Fees(2)	1,000
Tax Fees(3)	6,000
All Other Fees(4)	—

Total	$802,000

(1)
Represents the aggregate fees billed for the audit of the Company's financial statements in connection with the statutory and regulatory filings or engagements for the 2012 fiscal year.

(2)
2012 fees represent the aggregate fees billed for an employee benefit plan audit.

(3)
Represents the aggregate fees billed for tax compliance and tax consulting services. 2012 includes China import, value-add and other tax assessment and ex-patriot tax services.

(4)
Represents the aggregate fees billed for all products and services provided that are not included under "audit fees", "audit-related fees or "tax fees".

Audit Committee's Pre-Approval Policies and Procedures

        The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company's independent auditor, subject to de minimis exceptions for non-audit services set forth in the applicable rules of the Commission. Each year, the Audit Committee approves the proposed services, including the nature, type and scope of services to be performed by the independent auditor during the fiscal year and the related fees. Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

        The services related to Audit-Related Fees, Tax Fees and All Other Fees presented in the above table were approved by the Audit Committee pursuant to pre-approval provisions set forth in the applicable rules of the Commission without resort to a waiver of such pre-approval provisions.

Audit Committee Report

        Pursuant to authority delegated by the Board, the Audit Committee is responsible for assisting the Board in its oversight of the integrity of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, and our internal financial and accounting controls.

        Management is responsible for our Company's financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The Audit Committee's responsibility is to oversee and review these processes. The Audit Committee is not, however, engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or GAAP or as to the independence of the independent registered public accounting firm. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm. The Audit Committee's responsibilities are described in a written charter that was revised and approved by the Board on November 6, 2009. A copy of the Audit Committee's current charter is publicly available on the Company's website at www.strsolar.com.

        The Audit Committee met seven times during fiscal 2013. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the Company's internal audit function and our independent registered public accounting firm, UHY LLP. The Audit Committee discussed with UHY LLP the overall scope and plans for its audits and the Audit Committee regularly met with UHY LLP without the presence of management. UHY LLP has unrestricted access to the Audit Committee.

        The Audit Committee reviewed our audited financial statements for the fiscal year ended December 31, 2013, and discussed them with both management and UHY LLP. The Audit Committee also discussed with management the process used to support certifications by our President and CEO and our Vice President and Chief Financial Officer and Chief Accounting Officer, which are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

        The Audit Committee also discussed with UHY LLP the matters required to be discussed with Audit Committee s under generally accepted auditing standards, including, among other things, the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor's Communication With Those Charged With Governance) and the Public Company Accounting Oversight Board rules and regulations, as currently in effect. UHY LLP provided the Audit Committee with written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (Independence Discussions with Audit Committee s), as currently in effect, and the Audit Committee discussed with UHY LLP its independence from our Company.

        When considering UHY LLP's independence, the Audit Committee considered whether its provision of services to our Company beyond those rendered in connection with its audit of our consolidated financial statements and review of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q was compatible with UHY LLP maintaining their independence. The Audit Committee also reviewed, among other things, the audit, tax and other services performed by UHY LLP, and approved the amount of all fees paid for such services.

        On March 21, 2013, the Company notified its independent registered public accounting firm, PricewaterhouseCoopers LLP, of its decision to dismiss PricewaterhouseCoopers LLP, effective as of that date, and to appoint UHY LLP as its independent registered public accounting firm for the Company's fiscal year ending December 31, 2013. The decision to change independent registered public accounting firms was approved by the Company's Audit Committee.

        PricewaterhouseCoopers LLP's reports on the Company's financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent period through March 21, 2013, the date of PricewaterhouseCoopers LLP's dismissal, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such periods.

        There were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2012 and 2011, and in the subsequent period through March 21, 2013.

        The Company has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange

Commission ("SEC") stating whether or not it agrees with the statements in the above paragraphs. A copy of the letter, dated March 26, 2013, is filed as Exhibit 16.1 on the Form 8-K filed on March 26, 2013.

        Based upon the review and discussions described above, and subject to the limitations on the Audit Committee's role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2013.

    Respectfully submitted by the Audit Committee:

    Andrew M. Leitch, Chairperson
    Scott S. Brown
    Dominick J. Schiano

POLITICAL CONTRIBUTIONS

        STR recognizes the increasing interest of U.S. public company stockholders in obtaining greater transparency about corporate political contributions. During the past three years, we have not made any political contributions and do not anticipate making any in the foreseeable future.

INCORPORATION BY REFERENCE

        To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Compensation Committee Report" and "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically provided in any such filing.

OTHER MATTERS

        If any other matters are properly presented to stockholders for a vote at the annual meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board knows of no other matters which will be presented to stockholders for consideration at the annual meeting other than the matters referred to in Proposals No. 1, No. 2, and No. 3.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000203748_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Dennis L. Jilot 02 Robert M. Chiste 03 John A. Janitz 04 Andrew M. Leitch 05 Bryant R. Riley 06 Robert S. Yorgensen STR HOLDINGS, INC C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To approve the compensation of our named executive officers. 3 To ratify the appointment of UHY LLP as independent registered public accounting firm for the fiscal year ending December 31, 2014. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000203748_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . STR HOLDINGS, INC. Annual Meeting of Stockholders May 13, 2014 2:00 PM EDT This proxy is solicited by the Board of Directors The stockholder hereby appoints Robert S. Yorgensen and Joseph C. Radziewicz, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of STR HOLDINGS, INC. that the shareholder is entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on May 13, 2014, at our Corporate Headquarters, 18 Craftsman Road, East Windsor, CT 06088, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

BARCODE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000203747_1 R1.0.0.51160 STR HOLDINGS,INC. STR HOLDINGS, INC C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Annual Meeting March 19, 2014 May 13, 2014 May 13, 2014 2:00 PM EDT Corporate Headquarters 18 Craftman Road East Windsor, CT 06088

Internal Use Only Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX 0000203747_2 R1.0.0.51160 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2014 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 . Voting items 0000203747_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Dennis L. Jilot 02 Robert M. Chiste 03 John A. Janitz 04 Andrew M. Leitch 05 Bryant R. Riley 06 Robert S. Yorgensen The Board of Directors recommends you vote FOR proposals 2 and 3. 2 To approve the compensation of our named executive officers. 3 To ratify the appointment of UHY LLP as independent registered public accounting firm for the fiscal year ending December 31, 2014. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Reserved for Broadridge Internal Control Information Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 0000203747_4 R1.0.0.51160